UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Compass, Inc.

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Letter to Stockholders April 15, 2022 To Our Stockholders: You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Compass, Inc. (“Compass”), which will be held virtually on Thursday, June 2, 2022 at 1:30 p.m. Eastern Time. Please see additional information about our Annual Meeting in the section entitled “Important Information About Annual Meeting” in the proxy statement. 2021 has been a year unlike any other. 2021 was a transformational year for our company. As Founder and Chief Executive Officer, I am especially proud of our team of more than 26,000 real estate professionals and over 4,000 employees for the progress we have made together in a market environment unlike anything we have ever seen. We are doing what we said we would do when we became a public company, and we are doing it quickly. In our first year as a public company, this team delivered our first full year of Adjusted EBITDA profitability, despite our net loss on GAAP basis as we continued to invest in the growth of the business. Last year our revenue grew 73%, and Compass agents facilitated $254 billion in real estate sales volume, making us the number one real estate brokerage in the United States by sales volume. I invite you to read our accompanying Annual Report on Form 10-K for more information about our financial performance in 2021. I am proud of the team for achieving Adjusted EBITDA profitability in 2021, two years ahead of plan, and we have outlined a clear pathway to further EBITDA expansion while generating positive free cash flow in the years to come. We continue to expand our offering across the United States, covering nearly half the population at the end of 2021. And we have already become the number one brokerage in the United States by sales volume in just 9 years. Becoming the number one brokerage after being in business for less than a decade is an incredible milestone, but more importantly a powerful validation of our strategy to serve and empower real estate agents with the best tools and services to grow their businesses. The key to our vision is grounded in serving a community of professionals who have been underserved for decades. At Compass, we hire the best agents in the country and provide them with an integrated technology platform, a national network of colleagues and the coaching and support that helps them grow their business faster than the rest of the industry. Our agents come to Compass and they stay: our retention rates are above 90%, leading the industry. But we did not stop with a healthy and growing brokerage business. We opened title and escrow businesses in 9 markets along with the District of Columbia, and launched a mortgage business that has already made its first loans as we work to roll it out across the country. In concert with the growth in our business, our progress in building the most comprehensive single platform for real estate agents has been astonishing. Our research indicates that agents who use the Compass platform more frequently than those who do not tend to grow their businesses at an accelerated rate. Our technology team listens to the needs of Compass agents on an ongoing basis which enables it to continuously improve our platform and support the company’s position as an industry leader in scale and integration. We are proud to have built a connected, end-to-end platform that can facilitate the entirety of the real estate transaction in one place, empowering agents to grow their businesses faster, and serve their clients better. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ba | Sequence: 1 CHKSUM Content: 36297 Layout: 20188 Graphics: 10896 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: compass_k_logo.eps V1.5

Looking forward to the future. The future of Compass is bright. We continue to set bold goals for our business and our technology, so that our agents can dream big and achieve their own bold goals for their businesses. Our platform will be available to every agent at Compass this summer. It will enable agents to support the entirety of the real estate transaction without leaving the platform, to make them more efficient than ever before at serving their clients with excellence. Our advanced, artificial intelligence-powered tools will continue to help our agents unlock new opportunities and serve their clients in new ways. And our title and escrow and mortgage businesses will continue to become available in new markets across the United States, allowing us to capture a larger share of the overall economic opportunity surrounding real estate transactions. Compass is just getting started, and I cannot wait for you to see what we have in store. Thank you for your support of our Company. Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Your vote is important. As an alternative to voting at the Annual Meeting, you may vote prior to the Annual Meeting via the internet, by telephone, or by mail. Voting by any of these methods will ensure your representation at the Annual Meeting. We look forward to seeing you at the Annual Meeting. On behalf of the Board of Directors, management and employees of Compass, I thank you for your continued support. Sincerely, Robert L. Reffkin Chairman of the Board of Directors and Chief Executive Officer Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ba | Sequence: 2 CHKSUM Content: 28579 Layout: 10878 Graphics: 6268 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: ~note-color 2, Black GRAPHICS: Robert_L_Reffkin_k_Pht.eps, Robert_L_Reffkin_K_sig.eps V1.5

Notice of Annual Meeting of Stockholders DATE AND TIME VIRTUAL MEETING RECORD DATE June 2, 2022 This year’s meeting will be held online at: April 5, 2022 1:30 pm E.T. www.viewproxy.com/COMPASS/2022 BOARD VOTING ITEMS OF BUSINESS RECOMMENDATION Stockholders will also consider such other business as may properly be presented before the Annual Meeting or any adjournment thereof. This notice, proxy statement and voting instructions are being mailed to stockholders beginning on or about April 15, 2022. YOUR VOTE IS IMPORTANT Regardless of whether you plan to attend the live virtual meeting, we encourage you to vote as soon as possible in one of the following ways: VIA THE INTERNET BY TELEPHONE BY MAIL AT THE VIRTUAL MEETING By Order of the Board of Directors, Bradley K . Serwin General Counsel and Corporate Secretary Important Notice Regarding the Availability of Proxy Materials. Our proxy statement and 2021 Annual Report on Form 10-K are available at http://www.viewproxy.com/COMPASS/2022. You are encouraged to access and review all the important information contained in these materials before voting. Proposal No. 1: Elect Robert Reffkin, current Class I Director and Chairman of the Board of Directors and Chief Executive Officer, and Frank Martell, current Class I Director, to serve on the Board of Directors until the 2025 annual meeting of stockholders. FOR each director nominee Proposal No. 2: Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022. FOR Proposal No. 3: Approve, on an advisory (non-binding) basis, the 2021 compensation paid to our named executive officers as described in more detail in the proxy statement (the “Say-on-Pay Vote”). FOR Proposal No. 4: Approve, on an advisory (non-binding) basis, of the frequency (i.e., every one, two or three years) of future Say-on-Pay Votes. FOR ONE YEAR Vote your shares during the virtual meeting at www.viewproxy.com/ COMPASS/2022 Complete, date, sign, and return your proxy card or voting instruction form in the enclosed envelope Call the telephone number listed on your proxy card Visit www.viewproxy.com/ COMPASS/2022 Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ba | Sequence: 3 CHKSUM Content: 62220 Layout: 31988 Graphics: 2226 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: ~note-color 2, Black GRAPHICS: Bradley_K_Serwin_K_sig.eps, Internet_icon_k.eps, phone_icon_k.eps, mail_icon_k.eps, Virtual_Meeting_icon_k.eps, Record_Date_icon_k.eps, Virtual_Meeting_icon_k.eps, Time_Date_ico V1.5

Table of Contents IMPORTANT INFORMATION ABOUT ANNUAL MEETING 1 PROPOSAL 1: ELECTION OF CLASS I DIRECTORS 3 OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE 6 Board of Directors Composition 6 Biographies for Director Nominees 8 Biographies for Continuing Directors 9 Director Independence 12 Board Leadership Structure 12 Board Committees 13 Board and Committee Meetings and Attendance 16 Role of the Board of Directors in Risk Oversight 16 Considerations in Evaluating Director Nominees 16 Board of Directors and Committee Evaluations 17 Corporate Governance Guidelines and Code of Ethics 17 Director Compensation 17 RELATED PERSON TRANSACTIONS 20 DELINQUENT SECTION 16(A) REPORTS 21 CORPORATE RESPONSIBILITY HIGHLIGHTS 22 PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2022 24 AUDIT COMMITTEE REPORT 26 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT 28 INFORMATION ABOUT OUR EXECUTIVE OFFICERS 30 PROPOSAL 3: ADVISORY VOTE TO APPROVE 2021 NAMED EXECUTIVE OFFICER COMPENSATION 35 PROPOSAL 4: ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES 36 COMPENSATION DISCUSSION AND ANALYSIS 37 Compensation Philosophy, Objectives and Design 37 Components of 2021 NEO Compensation 39 Our Compensation Best Practices 44 How Our Compensation is Determined 45 Other Compensation Practices and Policies 46 COMPENSATION COMMITTEE REPORT 49 COMPENSATION TABLES 50 2021 Summary Compensation Table 50 2021 Grants of Plan-Based Awards Table 51 Outstanding Equity Awards 52 Options Exercised and Stock Vested in 2021 53 Potential Payments upon Termination or Change in Control 55 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING 58 OTHER MATTERS 64 Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ba | Sequence: 4 CHKSUM Content: 42843 Layout: 17842 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Important Information About Annual Meeting Our 2022 annual meeting of stockholders (the “Annual Meeting”) will be conducted in a virtual only format, via live video webcast. We believe the virtual meeting format for the Annual Meeting encourages attendance and participation by a broader group of stockholders, while also reducing the costs and environmental impact associated with an in-person meeting. Participating in the Virtual Annual Meeting l Instructions on how to attend the virtual Annual Meeting are posted at www.viewproxy.com/COMPASS/2022. l In order to attend our Annual Meeting, you must first register at www.viewproxy.com/COMPASS/2022. Once you register, you will receive a unique join link and password. Your registration must be received by 11:59 p.m. Eastern Time on May 30, 2022. l You may log in to the meeting platform beginning at 1:15 p.m. Eastern Time on June 2, 2022. The meeting will begin promptly at 1:30 p.m. Eastern Time. l You will need the password provided to you at the time of the registration to access the live video webcast of the Annual Meeting. l Stockholders of record and beneficial owners as of the record date, April 5, 2022, may vote their shares electronically during the Annual Meeting. l If, on the date of the Annual Meeting, you encounter any technical difficulties accessing the Annual Meeting while you are logging in or during the meeting time, please call 1-866-612-8937. Additional Information about the Virtual Annual Meeting l Stockholders may submit questions in advance of the meeting at www.viewproxy.com/COMPASS/2022 before 11:59 p.m. Eastern Time on June 1, 2022 or during the live meeting. l During the meeting’s live Q&A session, we will answer questions (including those submitted in advance) related to the business of the meeting as time permits. l Our rules of conduct and procedure for the meeting generally provide that: l We will answer stockholder questions during the Q&A session after the formal meeting has concluded. l Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. In addition, questions may be edited for brevity and grammatical corrections. l We do not intend to address any questions that are, among other things: irrelevant to the business of the Company or to the business of the Annual Meeting; related to material nonpublic information of the Company; related to personal matters or grievances; derogatory or otherwise in bad taste; repetitious statements already made by another stockholder; in furtherance of the stockholder’s personal or business interests; or out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Corporate Secretary in his reasonable discretion. 1 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ca | Sequence: 1 CHKSUM Content: 41158 Layout: 57593 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

l If there are matters of individual concern to a stockholder (rather than of general concern to all stockholders), or if we are not able to answer all the questions posed, stockholders may contact us separately after the meeting through our Investor Relations department by email at investorrelations@compass.com. l We will post our Q&A and a replay of the Annual Meeting on our Investor Relations website as soon as practicable after the Annual Meeting. 2 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ca | Sequence: 2 CHKSUM Content: 39965 Layout: 7908 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Proposal 1: Election of Class I Directors Board of Directors Snapshot Our Board of Directors currently consists of seven directors and is divided into three classes: Class I, Class II and Class III. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2023 and 2024, respectively. Below is a snapshot of our Board of Directors. As you decide how to vote on this proposal, we encourage you to review the “Our Board of Directors and Corporate Governance” section of this proxy statement for more information about our Board of Directors, biographical information for the directors, including director nominees, and corporate governance practices. What am I voting on and how should I vote? You are being asked to elect Robert Reffkin, current Class I Director and Chairman of the Board of Directors and Chief Executive Officer, and Frank Martell, current Class I Director, to serve on the Board of Directors until the 2025 annual meeting of stockholders. The Board of Directors recommends you vote “FOR” each of the director nominees. 3 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ca | Sequence: 3 CHKSUM Content: 17082 Layout: 45467 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Compass Committee Memberships Current Other Public Nominating & Name and Principal Director Term Company Corporate Occupation Independent Age Since Expires Boards Audit Compensation Governance C = Chair IM = Member ROBERT REFFKIN FOUNDER, CHAIRMAN AND CHIEF EXECUTIVE OFFICER, COMPASS, INC. 42 2012 2022 None CHARLES PHILLIPS CO-FOUNDER AND MANAGING PARTNER, RECOGNIZE AND LEAD INDEPENDENT DIRECTOR, COMPASS, INC. 62 2020 2023 ViacomCBS, Inc. and American Express Company MC JOSH MCCARTER CHIEF EXECUTIVE OFFICER, MINDBODY, INC. 49 2022 2024 None STEVEN SORDELLO FORMER CHIEF FINANCIAL OFFICER, LINKEDIN 52 2020 2024 Atlassian Corp Plc MM JEFFREY HOUSENBOLD PRESIDENT AND CHIEF EXECUTIVE OFFICER, LEAF HOME, INC. 52 2020 2024 None M PAMELA THOMAS- GRAHAM FOUNDER AND CHIEF EXECUTIVE OFFICER, DANDELION CHANDELIER, LLC 58 2020 2023 N.T. Butterfield & Son Bank, Peloton Interactive, Inc., Bumble Inc. and Rivian Automotive, Inc. C FRANK MARTELL FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER, CORELOGIC, INC. 62 2021 2022 None CM ✕ ✓ ✓ ✓ ✓ ✓ ✓ 4 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ca | Sequence: 4 CHKSUM Content: 38385 Layout: 51272 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

INDEPENDENCE AGE DIVERSITY * one of our directors chose not to disclose their gender and racial/ethnic background in the annual questionnaire and they are included in the “Non-diverse” category. Director Nominees At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that l Robert Reffkin, current Class I Director and Chairman of the Board of Directors and Chief Executive Officer, and l Frank Martell, current Class I Director, be elected as Class I Directors for a three-year term expiring at the 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Our Nominating and Corporate Governance Committee and Board of Directors evaluated each of the director nominees and concluded that it is in the best interests of the Company and our stockholders for each of these individuals to continue to serve as a director. The Board of Directors believes that each director nominee brings a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. Each person nominated for election has agreed to serve if elected, and management and the Board of Directors have no reason to believe that the director nominees will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that a director nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board of Directors. Alternatively, the proxies, at the Board of Director’s discretion, may be voted for no director nominees as a result of the inability of the nominee to serve. Each director nominee has consented to being named in this proxy statement and to serve if elected. Vote Required The election of director nominees requires a plurality of the votes cast by the holders of the shares of our common stock presented virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. This means that the two nominees receiving the highest number of “FOR” votes will be elected as Class I Directors. Abstentions and “broker non-votes” will have no effect on the outcome of the vote 86% Independent Independent (6) Non-Independent (1) Avg. Age: 53.9 40-50 years (2) 50-60 years (3) 60+ years (2) 43% of our Board members are female or/and from a diverse racial/ethnic background Female Diverse Racial/ Ethnic Background Non-diverse* 5 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ca | Sequence: 5 CHKSUM Content: 35083 Layout: 34392 Graphics: 60216 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: ~note-color 2, Black GRAPHICS: 10332-1_Board_Div_P.eps, 10332-1_Dir_Age_P.eps, 10332-1_Board_Ind_P.eps V1.5

Our Board of Directors and Corporate Governance Board of Directors Composition The Company’s stockholders elect the Board of Directors, which is the Company’s ultimate decision making body (except as to matters reserved to, or shared with, the Company’s stockholders). It is the principal duty of the Board of Directors to exercise its powers in accordance with its fiduciary duties to the Company and in a manner that it reasonably believes to be in the best interests of the Company and its stockholders. In doing so, the Board of Directors oversees our business affairs and works with our senior management to determine our strategy and mission. In fulfilling its responsibilities, the Board is involved in strategic and operational planning, financial reporting, governance, compliance, risk management and setting a tone of business integrity. Board Diversity Our Nominating and Corporate Governance Committee and Board of Directors values diversity in selecting director nominees and strives to create a board that consists of individuals reflecting the diversity represented by our employees, agents, and communities in which we operate. They believe that our diverse Board of Directors contributes to effective oversight of the management and the Company. The below table provides information related to the self-identified composition of our current Board of Directors, including director nominees. Total Number of Directors: 6* Female Male Gender Identity Directors 1 5 Racial/Ethnic Background African American or Black 1 2 White 3 * one of our directors chose not to disclose their gender and racial/ethnic background in the annual questionnaire. 6 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 1 CHKSUM Content: 2274 Layout: 39931 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Board Skills, Knowledge and Experience Our Nominating and Corporate Governance Committee and Board of Directors carefully evaluates the applicable skills, knowledge and experience of director nominees and strives to create a board with the mix of skills, knowledge and experience that would be relevant in light of the current Board composition and business strategy. They believe that the current Board of Directors reflects a balanced mix of valuable skills and insightful knowledge and experiences. The below table highlights each current director’s specific skills, knowledge and experiences. For more information about each director’s skills, knowledge and experience, see the sections entitled “Biographies for Director Nominees” and “Biographies for Continuing Directors” in this proxy statement. Pamela Robert Charles Jeffrey Josh Steven Thomas- Frank DIRECTORS Reffkin Phillips Housenbold McCarter Sordello Graham Martell Leadership and Operating l l l l l l l Finance l l l l l l Real Estate Industry l l Client and Agent Digital Experience, Innovation, l l l l l l and High-Growth Experience Human Capital Management l l l l l l l Government, Policy, Legal, and l l Regulatory Public Company Board and l l l l l l Corporate Governance 7 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 2 CHKSUM Content: 10133 Layout: 21400 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Biographies for Director Nominees Career Highlights Mr. Reffkin founded Compass, Inc., and has served as our Chief Executive Officer and a member of our Board of Directors since October 2012, and has served as the Chairman of our Board of Directors since February 2021. Prior to founding our Company, he served in various roles of increasing responsibility at the Goldman Sachs Group, Inc., from August 2006 to September 2012, most recently as Chief of Staff to the President and Chief Operating Officer and as a Vice President in the Principal Investment Area. Prior to Goldman Sachs, Mr. Reffkin was a White House Fellow from 2005 to 2006, and before that he was a business analyst at McKinsey & Co. and an investment banker at Lazard. Mr. Reffkin also founded America Needs You, a non-profit organization that provides mentorship and career development services to first-generation college students. Mr. Reffkin holds a B.A. and M.B.A. from Columbia University. We believe that Mr. Reffkin is qualified to serve on our Board of Directors because of the perspective and experience he brings as our Chief Executive Officer and as our founder. Career Highlights Mr. Martell was the President and Chief Executive Officer of CoreLogic from March 2017 to January 2022, where he led efforts to provide real estate data and analytics services to real estate professionals, financial institutions, insurance carriers, government agencies, and other housing market participants to help people make their dream of homeownership a reality. He continues to serve as a non-executive Chairman of the Board of CoreLogic. Mr. Martell also served as the Chief Operating Officer from June 2014 to February 2017, and Chief Financial Officer from August 2011 to April 2016. Mr. Martell has over 30 years of executive leadership experience in the marketing, financial services, and business information industries. In 2016, he received the HousingWire Vanguard Award in recognition of his distinguished leadership in the housing industry. Mr. Martell serves on the global board of directors of Operation HOPE, a best-in-class provider of financial literacy empowerment for youth, financial capability for communities, and financial dignity for all. He is on the board of directors of Bank of the West and the national board of the Marine Corps Scholarship Foundation. Mr. Martell holds a B.S. in Accounting from Villanova University. We believe Mr. Martell is qualified to serve on our Board of Directors because of his strategic, financial, operational and corporate governance experience at public and private companies. Robert Reffkin FOUNDER AND CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS, COMPASS, INC. Age: 42 Director since: October 2012 Current Term Expires: 2022 Committees: None Age: 62 Director since: November 2021 Current Term Expires: 2022 Committees: Audit (Chair) and Compensation Frank Martell FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER, CORELOGIC, INC. 8 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 3 CHKSUM Content: 25949 Layout: 60678 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Biographies for Continuing Directors Career Highlights Mr. Phillips has served as a Managing Partner and Co-Founder at Recognize, a technology investing and transformation company, since February 2020. He previously served as the Chairman and Chief Executive Officer of Infor (US), Inc., a cloud applications company, from December 2010 to February 2020. From May 2003 to August 2010, Mr. Phillips served as co-president and a member of the board of directors of Oracle Corporation, a computer technology company, and from December 1994 to May 2003, as a Managing Director at Morgan Stanley in the Technology Group. He serves on the boards of The American Express Company, a public global payments company, ViacomCBS Corporation, a public mass media company, the Apollo Theater, a performance company, and the New York Police Foundation and has previously served on the board of the Federal Reserve Bank of New York and President Barack Obama’s Economic Recovery Board. Mr. Phillips holds a B.S. in Computer Science from the U.S. Air Force Academy, a J.D. from New York Law School and an M.B.A. from Hampton University. We believe Mr. Phillips is qualified to serve on our Board of Directors because of his executive leadership experience, including in the technology sector. Charles Phillips CO-FOUNDER AND MANAGING PARTNER, RECOGNIZE LEAD INDEPENDENT DIRECTOR, COMPASS, INC. Age: 62 Director since: August 2020 Current Term Expires: 2023 Committees: Audit and Nominating & Corporate Governance (Chair) 9 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 4 CHKSUM Content: 61092 Layout: 31877 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Career Highlights Mr. Housenbold has served as the President and Chief Executive Officer of Leaf Home, Inc., a tech-enabled home solutions business, since November 2021 and has been the Founding and Managing Partner of Honor Ventures SPV, LLC since March 2021. He has also been a Managing Partner at SoftBank Investment Advisers, a venture capital firm, since June 2017. From February 2016 to June 2017, he was an Entrepreneur-in-Residence at Sutter Hill Ventures, a venture capital fund. From January 2005 to February 2016, Mr. Housenbold served as President, Chief Executive Officer, and a director of Shutterfly, Inc., a manufacturer and digital retailer of personalized products and services. Mr. Housenbold serves on the board of trustees of Carnegie Mellon University. He previously served on the board of directors of DoorDash, Inc., a food service delivery technology company, from March 2018 to June 2021, on the board of directors of Opendoor Technologies Inc., a real estate technology company, from September 2018 to December 2020, on the board of directors of Chegg, Inc., an education technology company, from May 2013 to April 2019, and on the board of directors of Groupon, Inc., an e-commerce marketplace, from October 2013 to November 2017. Mr. Housenbold holds a B.S. in Economics and a B.S. in Business Administration from Carnegie Mellon University and an M.B.A. from Harvard Business School. We believe Mr. Housenbold is qualified to serve on our Board of Directors because of his extensive experience as a public company chief executive officer and in the venture capital industry and his knowledge of technology companies. Career Highlights Mr. McCarter has served as the Chief Executive Officer of Mindbody, Inc. since 2020. He joined Mindbody in April 2018 and served as Chief Strategy Officer until May 2019 and President until August 2020 before his appointment to Chief Executive Officer. Prior to joining Mindbody, from September 2010 to April 2018, Mr. McCarter served as the Chief Executive Officer of Booker Software, Inc., which was acquired by Mindbody in 2018, and before that as President of Arbitech, LLC from December 2003 to October 2010, Chief Operating Officer of SpaFinder, Inc. from 2000 to 2002 and Vice President of Business and International Development of Autobytel from 1996 to 2000. Mr. McCarter has also held various board positions with private companies, community organizations, and non-profit organizations including the Young Presidents’ Organization, a worldwide leadership community of chief executives, and the Juvenile Diabetes Research Foundation, a non-profit organization aimed at providing support to individuals impacted by type 1 diabetes. Mr. McCarter holds a B.A. degree in political science from the University of California, Los Angeles and a M.B.A. from the University of Southern California. We believe Mr. McCarter is qualified to serve on our Board of Directors because of his extensive leadership experience at high growth companies and his knowledge of technology companies. Jeffrey Housenbold PRESIDENT AND CHIEF EXECUTIVE OFFICER, LEAF HOME, INC. Age: 52 Director since: November 2020 Current Term Expires: 2024 Committees: Compensation Josh McCarter CHIEF EXECUTIVE OFFICER, MINDBODY, INC. Age: 49 Director since: April 2022 Current Term Expires: 2024 Committees: None 10 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 5HKSUM Content: 22525 Layout: 1709 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Career Highlights Mr. Sordello has spent nearly three decades working for some of the most iconic technology companies in Silicon Valley. He brings a diverse background in strategy, operational and financial management, mergers and acquisitions, and corporate leadership. Mr. Sordello served as the Chief Financial Officer of LinkedIn Corporation, a professional social networking platform, from July 2007 to July 2021 and as Senior Vice President and CFO Emeritus from July 2021 to January 2022. During his tenure at LinkedIn, he oversaw LinkedIn’s successful IPO, scaled the company fom under $10 million to over $10 billion in revenue, raised critical capital, and completed multiple private and public acquisitions. Prior to that, Mr. Sordello served as the Chief Financial Officer of TiVo, Inc., a manufacturer of digital video recorders, from August 2006 to July 2007, and as Chief Financial Officer of AskJeeves, Inc., and held senior roles at Adobe Systems and Syntex Corporation. Mr. Sordello also serves on the board of directors of Atlassian Corporation Plc, a public enterprise software company, and as a member of the Board of Trustees as well as a trustee and Chair of the Finance Committee at Santa Clara University. Mr. Sordello previously served on the board of directors of Cloudera, a publicly traded software company, from 2014 to 2019. Mr. Sordello holds a B.S. in Management and an M.B.A. from Santa Clara University. We believe Mr. Sordello is qualified to serve as a member of our Board of Directors because of his operational and financial expertise gained as an executive at several technology companies. Career Highlights Ms. Thomas-Graham is the founder of Dandelion Chandelier LLC, a private digital media enterprise focused on the world of luxury, and has served as its Chief Executive Officer since August 2016. From 2010 to 2016, Ms. Thomas- Graham held several senior positions at Credit Suisse, the global financial institution. She served on the firm’s Executive Board and was responsible for Private Banking New Market; global marketing; human resources; corporate communication; and off-shoring. Ms. Thomas-Graham currently serves on the board of directors Peloton Interactive, Inc., a public technology company; Bank of N.T. Butterfield & Son, a public banking firm; Rivian Automotive, a sustainable automobile and technology company; and Bumble, Inc. a private technology company. Ms. Thomas-Graham previously served on the board of directors of Norwegian Cruise Line Holdings, Ltd, a public global cruise company, from 2018 to 2021 and on the board of directors of The Clorox Company, a public manufacturer of consumer and professional products, from 2005 to 2021. Ms. Thomas-Graham holds a B.A. in Economics from Harvard University, an M.B.A. from Harvard Business School and a J.D. from Harvard Law School. We believe Ms. Thomas-Graham is qualified to serve on our Board of Directors because of her strategic, operational and corporate governance experience on public and private boards. Age: 52 Director since: November 2020 Current Term Expires: 2024 Committees: Audit and Nominating & Corporate Governance Steven Sordello FORMER CHIEF FINANCIAL OFFICER, LINKEDIN CORPORATION Age: 58 Director since: February 2020 Current Term Expires: 2023 Committees: Compensation (Chair) Pamela Thomas-Graham FOUNDER AND CHIEF EXECUTIVE OFFICER, DANDELION CHANDELIER LLC 11 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 6 CHKSUM Content: 16580 Layout: 271 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Director Independence Under the listing rules of the New York Stock Exchange (“NYSE”) and our Corporate Governance Guidelines, our Board of Directors must consist of a majority of independent directors at all times. This means, generally, that they will not have any connections to us that could affect their ability to provide impartial oversight. A director will be deemed “independent” only if the Board of Directors affirmatively determines that the director has no material relationship with us that affects the director’s independence from management (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) or that would interfere with the director exercising independent judgment in carrying out the director’s responsibilities. Additionally, under the NYSE listing rules, our audit, compensation, and nominating and corporate governance committees must consist only of independent directors and under the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our audit committee members must also satisfy additional independence criteria. Our Board of Directors undertakes an annual review of the independence of each director and considers whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out the director’s responsibilities. Based on the most recent review, our Board of Directors determined that every director except Mr. Reffkin, our Chief Executive Officer, is independent under the NYSE listing rules and our Corporate Governance Guidelines. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors in an annual questionnaire with regard to each director’s business and personal activities and current and prior relationships as they may relate to us and our management. Additionally, our Board of Directors undertakes an annual review to ensure that our audit, compensation, and nominating and corporate governance committees consist only of independent directors and our audit committee members satisfy additional independence criteria under the Exchange Act rules. Based on the most recent review, our Board of Directors determined that each director serving on our audit, compensation, and nominating and corporate governance committees is independent under the NYSE listing rules and our Corporate Governance Guidelines and each director serving on our audit committee satisfies additional independence criteria under the Exchange Act rules. Board Leadership Structure Under our Corporate Governance Guidelines, the Chairperson of our Board of Directors can be our Chief Executive Officer and in accordance with our Bylaws, the Board of Directors is free to choose its Chairperson in any way that the Board of Directors considers to be in our best interests. However, if the Chairperson of the Board of Directors also serves as our Chief Executive Officer or any other Executive Officer, the Board of Directors, by a majority vote of the independent directors, is required to designate a Lead Independent Director. Under our Corporate Governance Guidelines, a Lead Independent Director will preside over periodic meetings of our independent directors, serve as a liaison between the Chairperson of our Board of Directors and the independent directors, and management and the independent directors, and perform such additional duties as our Board of Directors may otherwise determine and delegate. Our Nominating and Corporate Governance Committee periodically considers the leadership structure of our Board of Directors, including the separation of the Chairperson and Chief Executive Officer roles or the appointment of a Lead Independent Director, either permanently or for specific purposes, and make such recommendations to the Board of Directors with respect thereto as the Nominating and Corporate Governance Committee deems appropriate. Based on the most recent review, our Nominating and Corporate Governance Committee and Board of Directors determined that the current leadership structure of our Board of Directors, where Mr. Reffkin, our Chief Executive Officer, serves as the Chairman of the Board of Directors and Mr. Phillips serves as the Lead Independent Director, 12 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 7 CHKSUM Content: 56828 Layout: 31490 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 continues to be appropriate because it allows our Chief Executive Officer/Chairman of the Board of Directors to lead our company with a cohesive business strategy and provides the necessary flexibility to rapidly address the changing needs of our business as our business strategy evolves. It also fosters clear accountability and effective decision-making. Additionally, Mr. Phillips’ strong leadership provides for a healthy balance and effective oversight of our company. Board Committees The Board of Directors has three principal standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee has a written charter that addresses, among other matters, the committee’s purposes and policy, composition and organization, duties and responsibilities and meetings. The committee charters are available in the governance section of our Investor Relations website at https://investors.compass.com/overview/default.aspx under the “Governance” tab. Each charter permits the applicable committee, in its discretion, to delegate all or a portion of its duties and responsibilities to a subcommittee or any member of the committee. The Nominating and Governance Committee periodically considers and makes recommendations to the Board of Directors regarding the size, structure and composition of the committees. Based on the most recent review, our Nominating and Corporate Governance Committee and Board of Directors determined that the current size, structure and composition of our principal standing committees remains appropriate. Below is a description of each principal committee of the Board of Directors. 13 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 8 CHKSUM Content: 38864 Layout: 56756 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

AUDIT COMMITTEE MEMBERS MEETINGS HELD IN 2021: 7 Frank Martell (Chair)* Charles Phillips Steven Sordello KEY RESPONSIBILITIES l Overseeing the Company’s accounting and financial reporting processes and internal controls, including audits and the integrity of the Company’s financial statements; l Overseeing the qualifications, independence and performance of the Company’s independent auditors; l Overseeing the design, implementation and performance of the Company’s internal audit function; l Overseeing risk assessment and management (including review of cybersecurity and other information technology risks, controls and procedures, as well as the Company’s plan to mitigate cybersecurity risks and respond to data breaches); and l Overseeing compliance by the Company with legal and regulatory requirements. INDEPENDENCE The Board of Directors has determined that each member of the Audit Committee meets the independence requirements of the NYSE and the Securities and Exchange Commission (“SEC”) and otherwise satisfies the requirements for audit committee service imposed by the Exchange Act. FINANCIAL LITERACY The Board of the Directors has also determined that each member of the Audit Committee is financially literate, and that Mr. Martell satisfies the requirements for an “audit committee financial expert” set forth in the SEC rules. * Eileen Murray served as the Chair of the Audit Committee throughout 2021 and until February 28, 2022, when her service on our Board ended. Mr. Martell became a member of the Audit Committee and assumed the Chair role on February 28, 2022. 14 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 9 CHKSUM Content: 10848 Layout: 30338 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

COMPENSATION COMMITTEE MEMBERS MEETINGS HELD IN 2021: 8 Pamela Thomas-Graham (Chair) Jeffrey Housenbold Frank Martell* KEY RESPONSIBILITIES l Evaluating, recommending, approving and reviewing executive officer and director compensation arrangements, plans, policies and programs maintained by the Company; l Administering the Company’s cash-based and equity based compensation plans; and l Reviewing with management the Company’s organization and people activities. INDEPENDENCE The Board of Directors has determined that each member of the Compensation Committee meets the independence requirements of the NYSE and the SEC. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION None of the members of the Compensation Committee is or has been a Compass employee. None of our executive officers served on the board of directors or compensation committee of another entity that has an executive officer serving on our Board of Directors or is a member of our Compensation Committee in 2021. * Mr. Martell became a member of the Compensation Committee on February 28, 2022. NOMINATING AND CORPORATE GOVERNANCE COMMITTEE MEMBERS* MEETINGS HELD IN 2021: 1 Charles Phillips (Chair) Steven Sordello KEY RESPONSIBILITIES l Identifying, considering and recommending candidates for membership on the Board; l Developing and recommending corporate governance guidelines and policies for the Company; l Overseeing the evaluation of the Board of Directors and its committees; l Advising the Board of Directors on corporate governance matters and any related matters required by the federal securities laws; and l Assisting the Board of Directors in overseeing any Company program relating to corporate responsibility and sustainability. INDEPENDENCE The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee meets the independence requirements of the NYSE. * Eileen Murray served on the Nominating and Governance Committee throughout 2021 and until February 28, 2022. 15 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 10 CHKSUM Content: 23624 Layout: 7355 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Board and Committee Meetings and Attendance Our Board of Directors typically holds at least four regularly scheduled meetings each year, in addition to special meetings scheduled as appropriate. At each regularly scheduled quarterly Board meeting, a member of each principal Board committee reports on any significant matters addressed by the committee since the last quarterly meeting, and the independent directors have the opportunity to meet in executive session without management or non-independent directors present. The Board of Directors expects that its members will rigorously prepare for, attend and participate in, all Board and committee meetings. Our Board met thirteen times during 2021. Mr. Reffkin, one of the director nominees, who served on the Board of Directors in 2021 attended 100% of all our Board meetings in 2021. Mr. Martell, the other director nominee, joined the Board of Directors on November 23, 2021, attended the meeting that occurred that day which was the last board meeting held in 2021. All directors are expected to attend the Annual Meeting. Role of the Board of Directors in Risk Oversight As any other business, we face a number of risks and a sound risk management framework is critical to our success. Management is responsible for the day-to-day oversight and management of strategic, financial, business and operational, legal and compliance, and cybersecurity and information technology risks, while our Board of Directors, directly and through its committees, is responsible for the overall risk assessment and oversight of our risk management framework, which is designed to identify, assess, and manage risks to which our Company is exposed, as well as to foster a corporate culture of integrity. Our Board of Directors regularly reviews our strategic, business and operational risks in the context of regular discussions with management and reports from the management team at Board meetings. Our Board of Directors also receives regular reports from our principal committees about specific risks that each committee is tasked to oversee. The Audit Committee is responsible for oversight of the Company’s major financial, enterprise, legal, and regulatory compliance risks as well as exposures and risks in other areas as the Audit Committee deems necessary or appropriate from time to time. The Audit Committee also oversees the steps management has taken to monitor or mitigate such risks and exposures, including the Company’s procedures and any related policies with respect to risk assessment and risk management. Additionally, the Audit Committee is also tasked with oversight of the Company’s cybersecurity and other information technology risks, controls and procedures, including the Company’s plan to mitigate cybersecurity risks and respond to data breaches. The Compensation Committee is responsible for oversight of the Company’s major compensation-related risk exposures, as well as the steps management has taken to monitor or mitigate such exposures. The Nominating and Corporate Governance Committee is responsible for oversight of the Company’s programs related to corporate responsibility and sustainability, including environmental, social and corporate governance matters and diversity and inclusion matters. Considerations in Evaluating Director Nominees The Board of Directors is responsible for nominating persons for election to the Board of Directors and for filling vacancies on the Board that may occur between annual meetings of stockholders. The Nominating and Governance Committee has primary responsibility for setting the qualifications as to who can sit on the Board of Directors and is 16 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 11 CHKSUM Content: 21285 Layout: 51328 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 tasked with identifying individuals who meet those qualifications. The Nominating and Governance Committee also periodically reviews the Board’s size, structure and composition. As part of this process, the Nominating and Governance Committee will consider the size and breadth of our business and the need for Board diversity, and will recommend candidates with the goal of developing an experienced, diverse and highly qualified Board. Director nominees are selected based on criteria such as independence, integrity, diversity (including with respect to race, ethnicity, gender and sexuality), geography, expertise, breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors overall effectiveness and the needs of the Board and its committees. When helpful, the Nominating and Governance Committee may retain outside consultants to assist in identifying director candidates and also will consider advice and recommendations from stockholders, management and others. The Board of Directors does not nominate any person for election or appoint any person to the Board without the prior favorable recommendation of the Nominating and Governance Committee. Board of Directors and Committee Evaluations The Board of Directors and its principal committees perform annual self-evaluations to assess their performance and effectiveness and to identify opportunities for improvement. The 2022 self-evaluation process is currently underway. Corporate Governance Guidelines and Code of Ethics Our Corporate Governance Guidelines reflect the Board’s strong commitment to sound corporate governance practices and to effective policy and decision making at both the Board of Directors and management level, with a view to enhancing long-term value for the Company’s stockholders. The Corporate Governance Guidelines assist the Board of Directors in the exercise of its governance responsibilities and serve as a framework within which the Board of Directors may conduct its business. The Board of Directors also adopted the Compass Code of Ethics (the “Code of Ethics”) and Vendor Code of Ethics. The Code of Ethics serves as a guide to help us answer potential legal and ethical questions that may arise and apply to our employees, officers and members of our Board of Directors. The Vendor Code of Ethics imposes similar requirements on our agents, independent contractors, vendors, suppliers, and other business partners. The Corporate Governance Guidelines, Code of Ethics and Vendor Code of Ethics are available in the governance section of our Investor Relations website at https://investors.compass.com/ overview/default.aspx under the “Governance” tab. Director Compensation The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors regarding compensation paid to non-employee directors for their Board and committee service. The Compensation Committee reviews the non-employee director compensation policy annually to ensure its competitiveness in relation to the general market and the Company’s peer group. 17 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 12 CHKSUM Content: 43936 Layout: 21533 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Cash Compensation. Under our non-employee director compensation policy, non-employee directors are entitled to receive the following cash compensation for twelve months of their services on the Board of Directors and principal committees, measured from annual meeting of stockholders (with amounts prorated for terms of less than twelve months): Board Member Fee $ 50,000 Lead Independent Director Service Fee $ 50,000 Chairperson of the Audit Committee Fee $ 20,000 Audit Committee Member Fee $ 10,000 Chairperson of the Compensation Committee Fee $ 15,000 Compensation Committee Member Fee $ 7,500 Chairperson of the Nominating and Corporate Governance Committee Fee $ 10,000 Nominating and Corporate Governance Committee Member Fee $ 5,000 Each of the above fees are payable in cash unless the non-employee director elects to receive all of the above fees in the form of restricted stock units (“RSUs”) granted under the Company’s 2021 Equity Incentive Plan. Equity Compensation. Under our non-employee director compensation policy, in addition to the above described cash compensation, non-employee directors are also entitled to receive an annual RSU award in the amount of $225,000 (the “Annual Award”), following the Annual Meeting. The Annual Award will fully vest on the earlier of (i) the date of the next annual meeting of the Company’s stockholders and (ii) the date that is one year following the Annual Award grant date, in each case, so long as the non-employee director continues to provide services to the Company through the applicable vesting date. 18 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 13 CHKSUM Content: 22275 Layout: 35427 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

2021 Director Compensation Table The table below provides information regarding the total compensation of the non-employee directors who served on our Board of Directors during 2021. Mr. Reffkin was our only employee director in 2021 and received no compensation for his service as a director. Other than as set forth in the table below, during 2021, we did not pay any fees to, make any equity awards or non-equity awards to, or pay any other compensation to the non-employee directors. Fees Earned or Stock Paid in Cash Awards Total Name ($)(1) ($)(2) ($) Charles Phillips 60,000 227,988 287,988 Jeffrey Housenbold 28,750 227,988 256,738 Josh McCarter* — — — Steven Sordello — 292,982(3) 292,982 Pamela Thomas-Graham 32,500 227,988 260,488 Frank Martell** — 125,717(4) 125,717 Eileen Murray*** 37,500 227,988 265,488 * Mr. McCarter joined the Board on April 15, 2022. ** Mr. Martell joined the Board on November 23, 2021. *** Ms. Murray served on the Board throughout 2021 and until February 28, 2022. 1.) The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each non-employee director in 2021, which excludes fees with respect to which Mr. Sordello and Mr. Martell elected to receive RSU awards in lieu of cash as described in more detail in footnotes 3 and 4 below. 2.) Important Note: The amounts in this column do not reflect the actual economic value realized by each non-employee director. In accordance with SEC rules, the amounts reported in this column represent the value of shares underlying stock awards, calculated in accordance with ASC 718. For additional information, see Notes 2 and 13 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on February 28, 2022 (the “Annual Report”). The assumptions used in calculating the value of the stock and option awards are set forth in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Critical Accounting Estimates and Policies—Stock-Based Compensation” in the Annual Report. 3.) Includes 4,758 RSUs granted in lieu of fees paid in cash. 4.) Includes 14,286 RSUs granted in lieu of fees paid in cash. 19 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 14 CHKSUM Content: 38479 Layout: 21363 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Related Person Transactions Our Board of Directors adopted a written policy governing the review and approval of related person transactions (the “Related Person Transactions Policy”). The policy applies to any transaction, arrangement or relationship or series of transactions, arrangements or relationships, in which (1) the Company or any of its consolidated subsidiaries were, are or will be a participant and (2) a related person under the policy has a direct or indirect material interest. The policy defines a related person as (i) a person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of the Company or a nominee to become a director; (ii) a significant stockholder; or (iii) an immediate family member of a director, director nominee, executive officer or significant stockholder (the “Related Parties”). Our Nominating and Corporate Governance Committee has the primary responsibility for reviewing and approving or disapproving related person transactions under our Related Person Transactions Policy. In a situation in which a member of the Nominating and Governance Committee is a related party in the transaction, then the Audit Committee will review the transaction. Under our Related Person Transactions Policy, any transaction we undertake with a Related Party, irrespective of the amounts involved, must be submitted to the General Counsel for his determination of the approval under the policy. The General Counsel will refer to the Nominating and Corporate Governance Committee any Related Party transaction, and any other transaction that he otherwise determines should be considered for evaluation by the Nominating and Corporate Governance Committee consistent with the purpose of the Related Person Transactions Policy. The Nominating and Corporate Governance Committee will be provided with all relevant information, including: (i) the related party’s relationship to Compass and their interest in the transaction; (ii) the material facts of the proposed transaction, including the anticipated aggregate dollar value of the transaction or, in the case of indebtedness, the largest amount of principal outstanding at any time during the current fiscal year plus all amounts of interest payable on it during the fiscal year; (iii) the rationale for the proposed transaction; and (iv) any other relevant information with respect to the proposed transaction. The Nominating and Corporate Governance Committee may consider any relevant information and considerations, including the impact on the director’s independence if the Related Party is a director. Moreover, the Nominating and Corporate Governance Committee may impose such conditions as it deems appropriate on the Company or on the Related Party in connection with approving the proposed transaction. Once the decision is made, the decision, including any conditions imposed on the transaction, will be conveyed to our General Counsel, who then will convey the decision to the appropriate people within the Company. Additionally, the Nominating and Corporate Governance Committee is required to review annually any previously approved or ratified transactions with Related Parties that remain ongoing and that have a remaining term of more than six months. A transaction with a Related Party entered into without pre-approval of the Nominating and Corporate Governance Committee will not be deemed to violate the Related Person Transactions Policy or be invalid or unenforceable, provided that the transaction is brought to the Nominating and Corporate Governance Committee as promptly as reasonably practicable after it is entered into or after it becomes reasonably apparent that the transaction is covered by the Related Person Transactions Policy. 20 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 15 CHKSUM Content: 53586 Layout: 39931 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Delinquent Section 16(a) Reports Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC. Based on the information available to us during the fiscal year ended December 31, 2021, we believe that all applicable Section 16(a) reports, except one, were timely filed. A Form 4 filed on behalf of Joseph Sirosh to reflect the acquisition of 50 shares of our common stock by his son, who resided with Mr. Sirosh at the time of the acquisition, was filed one day late due to an administrative error. 21 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 16 CHKSUM Content: 48338 Layout: 28058 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Corporate Responsibility Highlights Human Capital Management and Our Culture At Compass we believe that our long-term success is based on attracting, developing, and retaining a diverse group of employees who espouse our entrepreneurship principles which define our culture: dream big; move fast; learn from reality; be solutions-driven; obsess about opportunity; collaborate without ego; maximize your strengths; and bounce back with passion. It is important to us that Compass is a truly great place to work—a place where our employees feel like they belong, are set up for success and can grow. To further this human capital management strategy, we focus on providing training and development opportunities to promote professional development and advancement within the Company, seek employee feedback regularly through engagement surveys and cultivate a workplace that embraces diversity, equity, and inclusion. Professional Development & Advancement Employee training and development is critical to our Company and we believe that investment in our employees will help us achieve our long-term success. We are committed to providing various training programs and professional development opportunities to our employees so that they can develop critical soft and technical skills and capabilities necessary to excel in their current roles and advance their careers. At Compass we strive to prioritize promoting from within. When possible we look first to our existing employees before soliciting external hires. This priority extends throughout the company up to and including our senior leadership team. For example, in 2021, we promoted Priyanka Singh as our new Chief People Officer. Additionally, in early 2022, two new senior leadership roles were filled from within—Neda Navab became the President, US, Regional Operations and Danielle Wilkie became the President, Customer Success. Employee Engagement We strongly value our employee engagement and it is our culture to seek employee feedback regularly. Since 2017. we have obtained annual employee feedback via online employee engagement surveys and in 2022, we are rolling out new quarterly “pulse” surveys to obtain even more regular feedback from our employees. Through the surveys, we measure how successful we have been in establishing our culture, employee engagement, overall employee job satisfaction and employee work-life balance. We use survey results to improve our employee’s experience, refocus the emphasis we put on various aspects of our employees’ relationship to our Company and improve our employee benefit offerings. Diversity, Equity & Inclusion Cultivating a workplace that embraces diversity, equity, and inclusion is important to us. We do so by embracing diversity and fostering an open environment through our employee-led affinity groups available to all of our employees. We have over 10 employee affinity groups including Black at Compass, Out at Compass, Veterans at Compass, Moms at Compass, Indigenous at Compass and Latinx at Compass. Each of our affinity groups are led by and for employee community members and allies and championed by executive leadership. Our affinity groups provide extraordinary programming for our employees ranging from discussions, panels, volunteer opportunities, and social events. Additionally, we offer special programing during Black History Month, Women’s History Month, AAPI Heritage Month, 22 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 17 CHKSUM Content: 15989 Layout: 62602 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

LGBTQ+ Pride Month, Latinx Heritage Month and National Native American Heritage Month. To reaffirm our strong commitment to diversity, equity and inclusion, we recently declared Juneteenth a paid company holiday so that our employees can commemorate this day. In 2021, we had our first summer internship program for diverse talent in the product and engineering department where our interns worked alongside our product and engineering team on specific projects and gained practical experience. Our Communities We are committed to serving our local communities. In 2019, we launched Compass Cares, a national philanthropy program focused on causes in the local communities we serve. As we work to help everyone find their place in the world, Compass Cares empowers Compass employees and agents to support meaningful causes where it counts most—in their local communities. Since the inception of the program, our local Compass Cares Community Funds have supported over 3,000 local organizations nationwide, touching tens of thousands of lives. In 2021, Compass Care Community Funds have supported over 800 meaningful causes. Environmental Sustainability Even though our environmental footprint is limited, we are committed to sustainability in our operations. For example, prior to the COVID-19 pandemic, we had many initiatives at our headquarters focusing on minimizing our environmental impact and creating a safe and comfortable working environment. We plan to continue these initiatives when we return back to the office. Our technology platform operates in a cloud-based model, allowing our agents to provide their services remotely without the need to have a physical office. While we continue to have physical offices, we thoughtfully locate them in population centers and they are no larger than needed for our agents to service their clients. We believe that our platform has allowed, and will continue to allow us, to have a smaller physical geographical footprint than would be needed without the platform, thereby minimizing our already limited environmental footprint. 23 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.da | Sequence: 18 CHKSUM Content: 10882 Layout: 64560 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Proposal 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Public Accounting Firm for 2022 Background The Audit Committee, which consists entirely of independent directors, has selected PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2022. We believe that PwC offers services on par with the best in their industry and is sufficiently qualified to conduct their duties as our independent auditor. Additionally, PwC has served as our independent registered public accounting firm since 2014, and we believe continuation of their service would be in the best interest of the Company and our stockholders. Although our governing documents do not require us to submit this matter to stockholders, the Board of Directors believes that asking stockholders to ratify the appointment of PwC is consistent with best practices in corporate governance. In the event that PwC is not ratified by our stockholders, the Audit Committee will consider this outcome of the vote in its selection process in the future. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. Representatives of PwC are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions. Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm The Audit Committee has adopted a policy requiring pre-approval of all audit and permissible non-audit related services provided to the Company by the independent registered public accounting firm. Under this policy, the Audit Committee is responsible for reviewing the scope of the services to be provided and pre-approving the fees for these services. These services may include audit services, audit-related services, tax services and other services. What am I voting on and how should I vote? You are being asked to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The Board of Directors recommends you vote “FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 24 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ea | Sequence: 1 CHKSUM Content: 42971 Layout: 35819 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

The scope of and the fees for all of the services listed in the table under “Fees Paid to the Independent Public Accounting Firm” were approved by the Audit Committee. Fees Paid to the Independent Public Accounting Firm The following table presents fees for professional audit services and other services rendered to us by PwC for our fiscal years ended December 31, 2020 and December 31, 2021. 2020 2021 (In thousands) Audit Fees(1) $1,830,000 $2,795,000 Audit-Related Fees(2) — 90,000 Tax Fees(3) 40,000 — Other Fees(4) — 4,000 Total Fees $1,870,000 $2,889,000 1.) Includes fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents and assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). This category also includes fees for services incurred in connection with our IPO. 2.) Includes fees for assurance and related services, including consultation fees related to technical accounting matters, that are reasonably related to the performance of the audit or review of our financial statements. 3.) Includes fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state and international income tax matters, assistance with sales tax and assistance with tax audits. 4.) Includes fees for services other than the services reported in audit fees, audit-related fees, and tax fees. Such fees include subscription costs relating to accounting research tools. The Audit Committee has reviewed the provision of all services provided by PwC, including the non-audit services and other services listed in the above table, and determined that all services provided were compatible with PwC’s independence. Vote Required The approval of the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 requires a majority of the votes cast by the holders of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will not have any effect on the outcome of the proposal. 25 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ea | Sequence: 2 CHKSUM Content: 40714 Layout: 10598 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Audit Committee Report The Audit Committee operates under a written charter adopted and annually reviewed by the Board of Directors. The current members of the Audit Committee are Messrs. Martell (Chairman), Phillips and Sordello. During 2021, our Audit Committee met seven times and met in executive session, without management, five times. Our Board of Directors has determined that each member of the Audit Committee meets the independence requirements of the NYSE and the SEC, and otherwise satisfies the requirements for audit committee service imposed by the Exchange Act. In addition, the Board of Directors has determined that Mr. Martell is an “audit committee financial expert” as defined by applicable SEC rules. The functions performed by the Audit Committee include, but are not limited to: l reviewing and discussing with management and our independent registered public accounting firm, Compass’ quarterly and annual financial results, earnings press releases and earnings guidance provided to analysts and ratings agencies, and periodic reports prior to filing them with the SEC; l overseeing the integrity of our financial reporting processes in consultation with the independent registered public accounting firm, management and our internal audit function; l overseeing the design, implementation and performance of Compass’ internal audit function; l reviewing internal auditing procedures and results; l selecting, compensating and overseeing our independent registered public accounting firm; l engaging with our compliance and risk management executives to review the state of enterprise risk management and compliance programs with a view to understanding the steps management has taken to monitor and control our major risks and exposures, including Compass’ procedures and any related policies with respect to risk assessment and risk management; l discussing with management cybersecurity and other information technology risk, controls, and procedures; l reviewing with internal counsel the state of litigation, claims and regulatory matters and overseeing our compliance with legal and regulatory matters; l discussing with management, internal audit, independent registered public accounting firm and external advisors the implementation, adequacy and effectiveness of Compass’ accounting and financial processes and systems and state of internal controls and material changes in such controls and external advisors the state of internal controls and our practices with respect to financial disclosure; l directing and supervising investigations into matters within the scope of its duties; l reviewing with the independent registered public accounting firm the annual audit plan, scope of audit activities and staffing and results of its audit and determining the nature of other services to be performed by, and fees to be paid to, such firm; l reviewing Compass’ Insider Trading Policy and Whistleblower and Complaint Policy; l preparing this report to the stockholders; l discharging all other responsibilities as set forth by the Board of Directors; and l completing annual review of the Audit Committee charter. The Audit Committee relies on the expertise and knowledge of management and the Company’s independent registered public accounting firm in carrying out its oversight responsibilities. Management and the independent registered public accounting firm are responsible for ensuring the preparation and audit of financial statements are in compliance with generally accepted accounting principles in the United States of America (“GAAP”). 26 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ea | Sequence: 3 CHKSUM Content: 50521 Layout: 30713 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

The Audit Committee has established procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters, and for the submission by our employees and other third parties of concerns regarding questionable accounting or auditing matters or other ethics and compliance-related matters. Our 24-hour, toll-free hotline is available for the submission of such concerns or complaints at 1 (833) 452-3111 or reports@lighthouseservices.com or concerns or complaints may also be reported online at www.lighthouseservices.com/CompassRE. To the extent required by applicable law, individuals wishing to remain anonymous or to otherwise express their concerns or complaints confidentially are permitted to do so. During 2021 and early 2022, among other actions, the Audit Committee: l reviewed and discussed with management, the internal auditors and the independent registered public accounting firm, Compass’ annual audited and quarterly unaudited financial statements; l reviewed and discussed with management, the internal auditors and the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the SEC and PCAOB. l The Audit Committee has received written disclosures and a letter from the independent registered public accounting firm required by applicable PCAOB requirements regarding the independent registered public accounting firm’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence. Based on the Audit Committee’s review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Compass’ Annual Report on Form 10-K for the year ended December 31, 2021. Respectfully submitted by the members of the Audit Committee of the Board of Directors: Frank Martell (Chair) Charles Phillips Steven Sordello The information contained in the preceding Audit Committee Report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company, specifically incorporates it by reference in such filing. 27 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ea | Sequence: 4 CHKSUM Content: 8652 Layout: 10598 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

2022 PROXY STATEMENT 28 Security Ownership of Certain Beneficial Owners and Management The following table presents certain information with respect to the beneficial ownership of our common stock as of March 31, 2022 for: l each of our directors; l each of our NEOs; l all of our directors and executive officers as a group; and l each stockholder known by us to be the beneficial owner of more than 5% of our Class A or Class C common stock. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, based on information furnished to us, the persons and entities named in the table have sole voting and investment power with respect to all shares that they beneficially own, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 409,261,138 shares of our Class A common stock, no shares of our Class B common stock, and 17,670,859 shares of our Class C common stock outstanding as of March 31, 2022. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2022 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of March 31, 2022, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Each share of Class A common stock is entitled to one vote per share. Shares of Class B common stock do not have voting rights. Each share of Class C common stock is entitled to 20 votes per share. Unless otherwise indicated, the address of each beneficial owner in the table below is c/o Compass, Inc., 90 Fifth Avenue, 3rd Floor, New York, New York 10011. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ea | Sequence: 5 CHKSUM Content: 46485 Layout: 27330 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Class A Class C % Total Voting Name of Beneficial Owner Shares % Shares % Power 5% Stockholders: Discovery Capital Management, LLC(1) 26,357,465 6.4 — — 3.5 SVF Excalibur (Cayman) Limited(2) 132,365,273 32.3 — — 17.4 NEOs and Directors: Robert Reffkin(3) 9,561,361 2.3 17,670,859 100 47.6 Kristen Ankerbrandt(4) 980,065 * — * * Greg Hart(5) 1,844,134 * — * * Priyanka Singh(6) 30,742 * — * * Neda Navab(7) 249,259 * — * * Charles Phillips(8) 206,932 * — * * Jeffrey Housenbold(9) 12,472 * — * * Josh McCarter(10) — — — — — Pamela Thomas-Graham(11) 206,932 * — * * Frank Martell(12) 14,894 * — * * Steven Sordello(13) 211,690 * — * * All directors and executive officers as a group (15 Persons) 18,402,968 4.5 17,670,859 100 48.8 * Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock. 1.) Based solely on information on Schedule 13G filed with the SEC on February 14, 2022. Discovery Capital Management, LLC and certain related entities have shared voting and dispositive power of 26,357,465 shares of Class A common stock. The address of Discovery Capital Management, LLC and certain related entities is 20 Marshall St, Suite 310, South Norwalk, CT 06854. 2.) Based solely on information on Schedule 13G filed with the SEC on February 14, 2022. SVF Excalibur (Cayman) Limited and certain related entities have shared voting and dispositive power of 132,365,273 shares of Class A common stock. The address of SVF Excalibur (Cayman) Limited and certain related entities is c/o Walkers, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9008, Cayman Islands. 3.) Consists of (i) 421,150 shares of Class A common stock; (ii) 4,648,000 shares of Class A common stock owned by the 2021 Reffkin Remainder Interest Trust; (iii) 3,190,870 shares of Class A common stock owned by the Reffkin Investment II Corp; (iv) 763,111 shares of Class A common stock owned by The Ruth Reffkin Family Trust; (v) 105,025 restricted shares and 13,440,834 shares of Class C common stock; (vi) 538,230 shares of Class A common stock issuable and convertible to Class C common stock upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of March 31, 2022 (a portion of which will be withheld at settlement to satisfy tax withholding obligations); and (vii) 4,125,000 shares of Class C common stock owned by Reffkin Investment I Corp. 4.) Consists of (i) 48,201 shares of Class A common stock; (ii) 88,494 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of March 31, 2022 (a portion of which will be withheld at settlement to satisfy tax withholding obligations); and (iii) 94,880 restricted shares and 748,490 shares of Class A common stock subject to stock options that are exercisable within 60 days of March 31, 2022. 5.) Consists of (i) 252,104 shares of Class A common stock; (ii) 51,860 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of March 31, 2022 (a portion of which will be withheld at settlement to satisfy tax withholding obligations); and (iii) 907,500 restricted shares and 632,670 shares of Class A common stock subject to stock options that are exercisable within 60 days of March 31, 2022. 6.) Consists of (i) 20,962 shares of Class A common stock; and (ii) 9,780 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of March 31, 2022 (a portion of which will be withheld at settlement to satisfy tax withholding obligations). 7.) Consists of (i) 30,844 shares of Class A common stock; (ii) 24,215 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of March 31, 2022 (a portion of which will be withheld at settlement to satisfy tax withholding obligations); and (iii) 32,740 restricted shares and 161,460 shares of Class A common stock subject to stock options that are exercisable within 60 days of March 31, 2022. 8.) Consists of (i) 12,472 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of March 31, 2022; and (ii) 114,800 restricted shares and 79,660 shares of Class A common stock subject to stock options that are exercisable within 60 days of March 31, 2022. 9.) Consists of (i) 12,472 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of March 31, 2022. 10.) Mr. McCarter joined the Board on April 15, 2022 and holds no shares of our common stock. 11.) Consists of (i) 12,472 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of March 31, 2022; and (ii) 98,590 restricted shares and 95,870 shares of Class A common stock subject to stock options that are exercisable within 60 days of March 31, 2022. 12.) Consists of (i) 2,501 shares of Class A common stock; and (ii) 12,393 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of March 31, 2022. 13.) Consists of (i) 3,568 shares of Class A common stock; (ii) 13,662 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of March 31, 2022; and (iii) 125,590 restricted shares and 68,870 shares of Class A common stock subject to stock options that are exercisable within 60 days of March 31, 2022. 29 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ea | Sequence: 6 CHKSUM Content: 42168 Layout: 10598 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

2022 PROXY STATEMENT 30 Information About Our Executive Officers Diversity We value diversity in selecting our senior leaders and strive to create a leadership team that consists of individuals reflecting the diversity represented by our employees, agents, and communities in which we operate. Our executive officers are elected annually by our Board of Directors. We believe that our diverse senior leadership team is essential in effective oversight and management of the Company. The below table provides information related to the composition of our senior leadership team. Total Number of Directors: Female Male Gender Identity Officers 4 5 Racial/Ethnic Background African American or Black 1 White 3 3 Asian 1 1 Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ea | Sequence: 7 CHKSUM Content: 26185 Layout: 27330 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Executive Officers Biographies Career Highlights Mr. Reffkin’s biography is set forth on page 8 of this proxy statement. Career Highlights Ms. Ankerbrandt has served as our Chief Financial Officer since November 2018. Prior to joining us, Ms. Ankerbrandt was a senior investment professional at The Carlyle Group, a global private equity and asset management firm, from August 2007 to November 2018, as a member of its flagship U.S. Buyout team investing in the technology and business services space. Prior to that, Ms. Ankerbrandt held positions at Amazon.com, Inc., at private equity firm Bruckmann, Rosser, Sherrill & Co. from 2003 to 2005, and at Goldman, Sachs & Co. in the technology, media and communications investment banking team from 2000 to 2003. She also served on the Board and Audit Committee of Syniverse Technologies, a telecommunications company, from 2014 to 2018. Over her career, Ms. Ankerbrandt has been involved in transactions with a total value in excess of $20 billion, including multiple leveraged buyouts, growth investments, and carve-out opportunities, and has extensive public and private equity and debt financing experience. Ms. Ankerbrandt holds a B.A. in Economics from Columbia University and an M.B.A. from the Harvard Business School. Career Highlights Mr. Hart has served as our Chief Product Officer since April 2020. Prior to joining us, Mr. Hart served in a variety of roles at Amazon.com, Inc., a multinational technology company, from March 1997 to April 2020, most recently as Vice President of Amazon Prime Video. He has a demonstrated track record leading and innovating in successively larger and more complex roles, spanning positions ranging from marketing in Amazon’s early days, to product management in Amazon’s media businesses, to general management of billion-dollar retail businesses, to building and launching innovative new products and services (Amazon Echo & Alexa), to leading worldwide Prime Video, and served as Technical Advisor to Amazon CEO Jeff Bezos. Mr. Hart has extensive experience building and managing large, globally distributed teams comprising business line leaders, marketers, product managers, UX designers, engineers, machine learning and speech scientists. Mr. Hart holds 66 issued patents with additional patent submissions pending. Mr. Hart holds a B.A. in English Literature from Williams College. Age: 42 Officer in current position since: October 2012 Robert Reffkin FOUNDER AND CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS Age: 43 Officer in current position since: November 2018 Kristen Ankerbrandt CHIEF FINANCIAL OFFICER Age: 52 Officer in current position since: April 2020 Greg Hart CHIEF PRODUCT OFFICER 31 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ea | Sequence: 8 CHKSUM Content: 41908 Layout: 4897 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

2022 PROXY STATEMENT 32 Career Highlights Mr. Sirosh has served as our Chief Technology Officer since December 2018. Prior to joining us, Mr. Sirosh served as a Corporate Vice President, and most recently as Chief Technology Officer for Artificial Intelligence at Microsoft Corporation, a technology company, from June 2013 to December 2018. During his tenure at Microsoft, he led product and engineering teams with responsibility for the enterprise database, Big Data and machine learning products. Prior to Microsoft, Mr. Sirosh served as a vice president at Amazon.com, Inc., from 2004 to 2013, where he managed the Global Inventory Platform for Amazon’s Consumer Business, and built the machine learning and Transaction Risk Management teams. Mr. Sirosh holds a B.Tech in Computer Science and Engineering from the Indian Institute of Technology, Madras, and a M.S. in Computer Science and a Ph.D. in Neural Networks from the University of Texas at Austin. Career Highlights Mr. Lehman has served as our Chief Business Officer since March 2019. Beforehand, he served as our Chief Growth Officer from October 2018 to March 2019, and as Chief Revenue Officer from November 2015 to October 2018, as well as other earlier roles since November 2013. Prior to joining us, Mr. Lehman served as a Senior Associate at McKinsey & Company, a management consulting firm, from August 2011 to November 2013. Mr. Lehman holds a B.A. in Political Science from Duke University. Career Highlights Mr. Serwin has served as our General Counsel and Corporate Secretary since May 2020. Mr. Serwin has over 30 years of experience as a corporate and securities lawyer and as a Legal Department leader. Prior to joining us, he served as General Counsel and Corporate Secretary of Glassdoor, Inc., an online employer review and rating website, from June 2015 to May 2020. From March 2012 to June 2015, Mr. Serwin served as a Senior Vice President and Deputy General Counsel at eBay Inc., a multinational internet marketplace. Mr. Serwin holds a B.A. from University of California, Los Angeles and a J.D. from Harvard Law School. Age: 53 Officer in current position since: December 2018 Joseph Sirosh CHIEF TECHNOLOGY OFFICER Age: 33 Officer in current position since: March 2019 Robert Lehman CHIEF BUSINESS OFFICER Age: 60 Officer in current position since: May 2020 Bradley Serwin GENERAL COUNSEL AND CORPORATE SECRETARY Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ea | Sequence: 9 CHKSUM Content: 5795 Layout: 18602 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Career Highlights Ms. Singh has served as our Chief People Officer since December 2021. Previously, she served as Deputy Chief People Officer from June 2021 to December 2021 and as Head of Human Resources Business Partners, Regional and Growth from February 2021 to June 2021. Ms. Singh brings over 20 years of strategic and operational human resources expertise to her role as the Chief People Officer. Before joining us, she was the Chief of Staff to the Chief Executive Officer of Bridgewater Associates, an investment management firm, from July 2017 to March 2020, and prior to that, she held various management roles in human resources and back office from June 2008 to July 2017. Earlier in her career, Ms. Singh held a variety of roles in human resources and sales CIT Bank, a financial services and banking company, and was a consultant for Aon Hewitt and Towers Perrin. Ms. Singh received a B.A. in History and Political Science from Lucknow University in India, an MSJ from Northwestern University, and an MPS from Cornell University. Career Highlights Ms. Navab joined Compass in October 2018 and has served as our President, US Regional Operations since January 2022, previously, she served as President, East Region since April 2019, and prior to that serving in various capacities, including Chief of Staff to the Chief Executive Officer, since October 2018. Before joining us, she served as Director of Urban Systems at Sidewalk Labs, the division of Google focused on building smart cities, from October 2017 to October 2018. From November 2014 to October 2017, Ms. Navab served in various capacities at Enjoy Technology, Inc., an e-commerce platform, most recently as Head of Experience and Innovation. She previously served as a Senior Marketing Management at Box, Inc., a cloud content management and file sharing service, from July 2013 to November 2014. From August 2008 to July 2011, she worked at McKinsey & Company. She received a B.A. in Economics from Columbia University and an M.B.A. from Harvard Business School. Age: 35 Officer in current position since: January 2022 Neda Navab PRESIDENT, US REGIONAL OPERATIONS Age: 53 Officer in current position since: December 2021 Priyanka Singh CHIEF PEOPLE OFFICER 33 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ea | Sequence: 10 CHKSUM Content: 39784 Layout: 2186 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

2022 PROXY STATEMENT 34 Career Highlights Ms. Wilkie joined Compass in July 2019 and has served as our President, Customer Success since January 2022, previously serving as our President, Central Region since November 2020, and prior to that as our Regional President, Colorado. Prior to joining us, Ms. Wilkie served as a Senior Vice President at Craftsy, a subscription video on-demand service, from January 2015 to June 2019. Before joining Craftsy, Ms. Wilkie served as a Senior Vice President for marketing at Wazee Digital Inc., a content management, delivery, and monetization company, from June 2013 to January 2015. Ms. Wilkie has enjoyed a 20+ year career following technology transformation across a variety of industries: property management, home improvement, insurance, digital advertising, content licensing and online learning & ecommerce and has continued to leverage a customer-driven approach in all her leadership roles. She has been part of several successful startup exits including Angi, a home services marketplace (formerly known as ServiceMagic and sold to IAC, a holding company, in 2004), NetQuote, an insurance lead provider (sold to Bankrate, LLC, a consumer financial services company, in 2010) and Craftsy, a video on-demand service (sold to NBCUniversal Media LLC, a mass media and entertainment conglomerate, in 2018). She holds a B.A. in Sociology from Smith College and an M.B.A. from the University of Colorado. The information in this section is incorporated by reference into our 2021 Annual Report on Form 10-K. Age: 45 Officer in current position since: January 2022 Danielle Wilkie PRESIDENT, CUSTOMER SUCCESS Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ea | Sequence: 11 CHKSUM Content: 28610 Layout: 61434 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Proposal 3: Advisory Vote to Approve 2021 Named Executive Officer Compensation (“Say-on-Pay Vote”) Background As required by Section 14A(a)(1) of the Exchange Act, we are providing our stockholders with an opportunity to approve, on an advisory (non-binding) basis, the 2021 compensation of our NEOs, as described in more detail in the “Compensation Discussion and Analysis” and “Executive Compensation Tables” sections of this proxy statement. This proposal, commonly known as a “Say-on-Pay Vote”, gives our stockholders the opportunity to express their views on our NEOs’ compensation. The vote on this proposal is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation philosophy, policies and practices described in this proxy statement. The Compensation Committee believes that the executive officers, including the NEOs, were compensated appropriately and in a way that provided proper incentives to them, ensured alignment of their and stockholders’ interests and supported long-term value creation. As you decide how to vote on this proposal, we encourage you to review the “Compensation Discussion and Analysis” and “Executive Compensation Tables” sections of this proxy statement for more information. As an advisory approval, this proposal is not binding upon us or our Board of Directors. However, the Compensation Committee, which is responsible for the design and administration of our executive compensation program, values the opinions of our stockholders expressed through the vote on this proposal. Accordingly, our Board of Directors and Compensation Committee will consider the outcome of this vote in making future compensation decisions for our NEOs and our executive compensation program. Vote Required The approval, on an advisory (non-binding) basis, of the 2021 compensation of our NEOs, requires a majority of the votes cast by the holders of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and “broker non-votes” will have no effect on the outcome of the vote. What am I voting on and how should I vote? You are being asked to vote “FOR” the following resolution: “RESOLVED, that the stockholders of Compass, Inc. approve, on an advisory (non- binding) basis, the 2021 compensation of the named executive officers, as described in more detail in the “Compensation Discussion and Analysis” and “Executive Compensation Tables” sections of Compass, Inc.’s proxy statement.” The Board of Directors unanimously recommends a vote “FOR” the resolution to approve, on an advisory (non-binding) basis, the 2021 compensation of the named executive officers (“NEOs”). 35 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 1 CHKSUM Content: 28896 Layout: 44313 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Proposal 4: Advisory Vote to Approve the Frequency of Future Say-on-Pay Votes Background As required by Section 14A(a)(2) of the Exchange Act, we are providing our stockholders with an opportunity to indicate their preference regarding the frequency with which future Say-on-Pay Votes should occur. There are four choices for voting on this proposal. You can choose whether future Say-on-Pay Votes should occur every “ONE YEAR,” “TWO YEARS,” or “THREE YEARS.” You may also “ABSTAIN” from voting. After considering the benefits and consequences of each alternative, our Board of Directors recommends that Say-on-Pay Votes shall be submitted to the stockholders every ONE YEAR. Our Board of Directors believes that this frequency is appropriate because compensation decisions are made annually and an annual advisory vote will allow our stockholders to provide more frequent and direct input on our overall compensation of our NEOs and our compensation philosophy, policies and practices. As an advisory approval, this proposal is not binding upon us or our Board of Directors. However, our Board of Directors values the opinions of our stockholders expressed through the vote on this proposal. Accordingly, our Board of Directors will consider the outcome of this vote in determining the frequency of future Say-on-Pay Votes. We will announce our decision on the frequency of future Say-on-Pay Votes in a Form 8-K filed with the SEC no later than 150 days after the Annual Meeting. Vote Required The alternative among “ONE YEAR,” “TWO YEARS,” or “THREE YEARS” that receives the highest number of votes cast at the Annual Meeting by stockholders entitled to vote thereon will be deemed to be the frequency preferred by our stockholders. Abstentions and “broker non-votes” will not have any effect on the outcome of this vote. You are being asked to vote on the frequency of future Say-on-Pay Votes. You may specify whether you prefer the vote to occur every one year, two years, or three years or you may abstain from voting. The Board of Directors unanimously recommends a vote for “ONE YEAR” as the frequency of future Say-on-Pay Votes. What am I voting on and how should I vote? 36 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 2 CHKSUM Content: 2183 Layout: 40002 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Compensation Discussion and Analysis The following compensation discussion and analysis of our executive compensation philosophy, objectives, and design, our compensation-setting process, the components of our executive compensation program, and the decisions made for compensation in respect of 2021 for our NEOs should be read together with the compensation tables and related disclosures set forth below. The discussion in this section contains forward-looking statements that are based on our current considerations and expectations relating to our executive compensation programs and philosophy. As our business and our needs evolve, the actual amount and form of compensation and the compensation programs that we adopt may differ materially from current or planned programs as summarized in this section. Objectives. Our 2021 executive compensation program was designed to achieve the following objectives: l Attract, retain, and motivate talented executive officers whose skills, experience, and performance are critical to achieve our short-term and long-term financial and strategic objectives; l Encourage our executive officers to reinforce our values; l Align compensation incentives with performance and stockholder value; l Reward our executive officers for their experience and performance and motivate them to achieve our long-term strategic goals; and l Ensure that our total compensation is fair, reasonable, and competitive. 2021 NEOs: Robert Reffkin Founder, Chairman, and Chief Executive Officer Kristen Ankerbrandt Chief Financial Officer Greg Hart Chief Product Officer Priyanka Singh Chief People Officer Neda Navab President, United States, Regional Operations Compensation Philosophy, Objectives and Design Philosophy. We compete in highly dynamic and quickly changing real estate and technology markets and believe that in order for us to be successful in attracting and retaining an experienced executive team, we must have a robust executive compensation program that provides proper incentives to our executives while focusing on individual and overall company performance. We believe our executive compensation program will enable us to achieve our short-term and long-term strategic objectives, while creating sustainable long-term value for our stockholders that facilitate and support our growth. 37 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 3 CHKSUM Content: 22495 Layout: 30271 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Design. In 2021 and prior to our initial public offering (“IPO”), the components and structure of the compensation we offered to our executive officers varied based on the individual circumstances allowing us to build an executive team committed to execution of our short-term and long-term strategic objectives. Additionally, in determining the total compensation package for each executive officer, our Compensation Committee, with the assistance of its independent compensation consultant, Semler Brossy, considered compensation of executive officers at our peer companies. The total compensation package for our executive officers in 2021 consisted primarily of a combination of base salary, cash bonuses (in the form of sign-on and performance bonuses) and long-term incentives in the form of service-based and performance-based equity awards. Pre-IPO, our executive compensation program was weighted toward equity compensation, consisting of restricted stock units (“RSUs”) and stock options, as well as cash bonuses. In connection with our IPO, we changed our equity compensation structure to primarily grant RSUs and we only grant stock options if required under pre-IPO commitments or in other very limited circumstances. In 2021, we used base salaries to compensate executive officers for their day-to-day responsibilities at levels that we felt were necessary to attract and retain executive talent. However, we believe that placing a strong emphasis on equity compensation and performance cash bonuses linked to achievement of company and individual performance goals aligns with our entrepreneurial spirit and incentivizes our executive officers to maximize stockholder value by pursuing strategic opportunities that advance our mission. We expect that our need to attract and retain executive talent in competition with other leading publicly-traded real estate and technology companies will remain essential to our future success and may become more challenging over time. We regularly evaluate our executive compensation philosophy and program. The Compensation Committee reviews our executive compensation program on an annual basis and seeks to align our executive compensation philosophy and program with those of leading U.S. publicly-traded real estate and technology companies while retaining a necessary measure of flexibility to help us achieve our long-term strategic goals and to account for individual circumstances. As a result, the allocations among specific compensation elements may shift for our executive officers from time to time as we continue to assess the appropriate mix to align with our compensation philosophy but we intend to continue our emphasis on pay-for-performance and long-term incentive compensation. Changes to Executive Compensation Program for 2022. In late 2021 and early 2022, our Compensation Committee, together with its independent compensation consultant, Semler Brossy, reviewed and aligned our executive compensation program with those of leading U.S.-based publicly-traded real estate and technology companies, while retaining a necessary measure of flexibility to address appropriate individual circumstances. The 2022 executive compensation program is based on three principles: provide simple and transparent structure for executive compensation, tie executive compensation to a specific set of company performance metrics and reward individual performance. Specifically, the 2022 compensation program standardizes base salaries for all executive officers and provides for a new short-term incentive program, under which cash performance bonuses will be determined based on Adjusted EBITDA, individual and department results and an internal financial metric calculated by subtracting (i) commissions and other related expense (net of stock-based compensation expense) from (ii) revenue. Additional information about our 2022 executive compensation program, including 2022 performance goals and associated potential payout levels, will be provided in our 2023 proxy statement. 38 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 4 CHKSUM Content: 62130 Layout: 44813 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Components of 2021 Neo Compensation Our 2021 executive compensation program consists primarily of base salaries, short-term cash incentives and long-term equity incentives. In order to promote long-term stockholder value creation and link compensation to our long-term strategic objectives, our primary focus is on long-term equity compensation. A summary of our key compensation components and the rationale for each component is set forth below. Objectives and Category Form of Payment Performance Period Determination Factors l Compensates for day-to-day responsibilities l Based upon each executive’s skills, experience, performance, value in the marketplace and criticality of the role Ongoing Cash Salary l Drives achievement of key corporate performance goals and rewards for annual performance l Based upon each executive’s annual accomplishments and achievement of short-term strategic objectives One year Cash Short-Term Incentive l Encourages executives to achieve long- term strategic objectives and promote long-term stockholder value creation and alignment of executives’ and stockholders’ interests l Based upon each executive’s role and individual contributions they make to achieving long-term strategic objectives Vests quarterly or monthly over four years Performance and service-based Restricted Stock Units (“RSUs”) Long Term Incentive 39 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 5 CHKSUM Content: 8888 Layout: 1997 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Base salary. We provide base salary as a fixed source of compensation for our executive officers for their day-to-day responsibilities, allowing them a degree of certainty while having a significant portion of their compensation “at risk” in the form of short-term and long-term incentives, which are contingent on future performance. Our Compensation Committee recognizes the importance of base salaries as an element of compensation that can help attract and retain talented and experienced executive officers. Base salaries for our executive officers, other than our Chief Executive Officer, were established primarily based on individual negotiations with the executive officers when they joined our company. In determining total compensation for our executive officers, we considered compensation opportunities that these executive officers were foregoing from their prior employers, each executive officer’s anticipated role criticality relative to others at our company, and the determination by our Compensation Committee or Board of Directors with input from members of our management, including our Chief Executive Officer, of the essential need to attract and retain these executive officers. Our Compensation Committee reviews base salaries of our executive officers periodically and makes adjustments as deemed appropriate. Our NEOs’ base salary rates as of December 31, 2021 were as follows: 2021 Base Salary NEO ($) Robert Reffkin 400,000 Kristen Ankerbrandt 375,000 Greg Hart 400,000 Priyanka Singh* 350,000 Neda Navab 310,000 * as of July 2021; see section entitled “2021 Summary Compensation Table” for additional information. Short-Term Incentives. In 2021, our executive officers were eligible to earn discretionary cash annual bonuses based on individual and company performance (“performance bonuses”). The amount of the bonus earned and the evaluation of company and individual performance were determined by our Board of Directors for our Chief Executive Officer and by our Compensation Committee, after consultation with our Chief Executive Officer and Chief People Officer, for our other executive officers taking into account individual performance and contributions to our performance. We set target annual bonus amounts for our executive officers at the time they joined our company. These target amounts were determined on an individual basis, based on individual negotiations with each executive officer and taking into consideration factors such as compensation opportunities that the executive officers were foregoing at prior employers, cash bonuses provided to executive officers at our peer companies and role criticality relative to others at our Company. Determinations were made by our Compensation Committee, with input from members of our management, including our Chief Executive Officer. 40 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 6 CHKSUM Content: 19742 Layout: 29093 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Our NEOs’ performance bonuses for the fiscal year ending December 31, 2021 were as follows: 2021 Performance Bonus NEO ($) Robert Reffkin 130,000 Kristen Ankerbrandt 175,000 Greg Hart 200,000 Priyanka Singh 140,548 Neda Navab 291,274 Additionally, as part of our short-term incentive program, from time to time, we provide special cash sign-on and retention bonuses to attract talented and experienced executive officers. We have provided sign-on bonuses based on individual negotiations which reflect, in large part, compensation opportunities that these executive officers were foregoing from their prior employers, the executive officer’s anticipated role criticality relative to others at our company, and the determination by our Compensation Committee, and members of our management, including our Chief Executive Officer, of the essential need to attract and retain these executive officers. For example, Greg Hart, our Chief Product Officer, received a two year cash sign-on bonus in the amount of $1,450,000 paid in 2020 and $2,900,000 paid in 2021, which was partially designed to offset compensation that he forfeited from his previous employer when he joined our company in 2020. Long-Term Incentives. We use equity incentives as a key component of our total compensation package for our executive officers, and the primary vehicle for their long-term incentives. Equity awards are designed to encourage high performance by and long-term tenure for executive officers, thereby aligning executive officers’ interests with the interests of our stockholders. Consistent with our compensation objectives, we believe this approach has allowed us to attract and retain experienced and talented executive officers, aligned our executive officers’ incentives with the long- term interests of our company and our stockholders, and focused our executive officers on achieving our financial and strategic objectives. In determining the form, size, material terms, and frequency of executive equity awards in 2021, our Compensation Committee considered, among other things, the criticality of each executive officer’s role relative to others at our company, company and individual performance, and the remaining unvested equity from the previously granted equity awards, and the need to retain each of these executive officers. For example, Ms. Singh received a sign on equity award of 113,430 RSUs when she joined us in 2021 and a promotion equity award of 43,053 RSUs when she was later promoted to Deputy Chief People Officer. Similarly, Ms. Navab received an equity award of 145,000 RSUs in connection with her assuming the role of President, East Region. 41 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 7 CHKSUM Content: 3485 Layout: 27626 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Equity awards granted to our NEOs during the fiscal year ending December 31, 2021 were as follows: 2021 Equity Awards* NEO Type of Award Grant Date (#) Robert Reffkin Performance-based RSU** 1/25/2021 8,611,810 Kristen Ankerbrandt — — — Greg Hart — — — Priyanka Singh Service-based RSU 3/5/2021 113,430 Service-based RSU 12/29/2021 43,053 Neda Navab Service-based RSU 2/10/2021 145,000 * in number of shares underlying each RSU award ** see section entitled “2021 CEO Performance Award” below for additional information 2021 CEO Performance Award. Prior to our IPO, our Compensation Committee, after consultation with its independent compensation consultant, Semler Brossy, and review of Mr. Reffkin’s pre-existing equity awards, including both service- based and performance-based awards, determined that it would be in the best interests of our stockholders that we grant a performance-based equity award with vesting terms that incentivize Mr. Reffkin to execute on our long-term strategic objectives. In January 2021, the Compensation Committee approved a performance-based RSU award of 8,611,810 shares of Class A common stock to Mr. Reffkin with a structure similar to his performance-based award granted in 2020. We refer to this award as the “2021 CEO Performance Award.” The Compensation Committee believed that the structure of the 2021 CEO Performance Award achieves three goals: (i) provides performance-based compensation, (ii) closely aligns interests of the stockholders and Mr. Reffkin in stock value creation and (iii) promotes long-term retention. The 2021 CEO Performance Award is comprised of eight tranches, with each tranche vesting upon achievement of certain pre-established per share stock price targets (the “price per share targets”). The price per share targets were calculated based on the price per share that our stockholders paid for the Series G preferred stock in our last round of pre-IPO fundraising, which was $15.43 per share (the “reference price”) after accounting for the stock split. The achievement of the price per share targets is determined based on the arithmetic average of the volume-weighted average trading price of our Class A common stock measured over any consecutive 30-day period. We refer to this vesting requirement as the “performance-based vesting condition.” 42 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 8 CHKSUM Content: 54010 Layout: 29093 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

The below table sets forth the payout schedule based upon the achievement of each price per share target: Number of RSUs % of the Award Price Per Share Target Eligible to Vest Eligible to Vest Tranche ($) (#) (%) 1 - 150% of reference price 23.14 1,076,470 12.5 2 - 200% of reference price 30.85 1,076,480 12.5 3 - 250% of reference price 38.57 1,076,470 12.5 4 - 300% of reference price 46.28 1,076,480 12.5 5 - 350% of reference price 53.99 1,076,480 12.5 6 - 400% of reference price 61.71 1,076,470 12.5 7 - 450% of reference price 69.42 1,076,480 12.5 8 - 500% of reference price 77.13 1,076,480 12.5 Additionally, the 2021 CEO Performance Award will vest only after a minimum service requirement of 36-months from January 1, 2021 is met. We refer to this vesting requirement as the “service-based vesting condition.” Once both the performance-based and service-based vesting conditions are met, the RSUs will vest and be settled into shares of Class A common stock. While the shares will be available to Mr. Reffkin immediately after settlement, under the terms of the 2021 CEO Performance Award, he will only be able to sell them after satisfying the 12-month holding period. Accordingly, January 1, 2025 is the earliest day that Mr. Reffkin will be able to recognize any economic value from the 2021 CEO Performance Award (assuming his continuous service and achievement of at least one price per share target prior to January 1, 2024). Additionally, in order for all RSUs to vest and be settled and for Mr. Reffkin to realize the full economic value of the award, all price per share targets must be achieved. Pursuant to the applicable SEC rules, the value of the 2021 CEO Performance Award disclosed in the section entitled “2021 Summary Compensation Table” below is calculated as of the grant date in accordance with Financial Accounting Board Accounting Standards Codification Topic 718 (“ASC 718”) and does not reflect the actual economic value realized by Mr. Reffkin in 2021. It is currently expected that Mr. Reffkin will not receive any additional equity awards until December 31, 2027. 43 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 9 CHKSUM Content: 34673 Layout: 100 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Our Compensation Best Practices The Compensation Committee seeks to ensure sound executive compensation practices to adhere to our philosophy while appropriately managing risk and aligning our compensation programs with long-term stockholder interests. The following summarizes our executive compensation and policies and practices: WHAT WE DO l Maintain an Independent Compensation Committee and Compensation Consultant. Our Compensation Committee is comprised solely of independent directors. Additionally, our Compensation Committee has engaged its own compensation consultant, Semler Brossy, to provide information, analysis, and other advice on executive compensation independent of management. l Annual Executive Compensation Review. Our Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our executive compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on our company. l Pay for Performance. We emphasize a pay-for-performance philosophy, to align the long-term interests of our executive officers with those of our stockholders. A substantial portion of total compensation for our executive officers is “at risk” in the form of cash bonus and equity. The cash bonus is intended to recognize and incentivize achievement of short-term strategic objectives while the equity awards foster achievement of long-term strategic objectives. l Succession Planning. We periodically review the risks associated with our key executive officer positions to ensure adequate succession plans are in place. WHAT WE DO NOT DO l No “Single-Trigger” Change in Control Severance Payments or Benefits. We do not provide “single- trigger” change in control severance payments or benefits to our NEOs. l No Retirement Plans Specific to Executives. We do not offer defined benefit pension plans or any non- qualified deferred compensation plans or arrangements to our NEOs other than the plans and arrangements that are available to all employees. Our NEOs are eligible to participate in our 401(k) Plan on the same basis as our other employees. l No Change in Control Gross Ups. We do not have any agreements that provide reimbursement or gross-ups for excise taxes on payments or benefits received as a result of a change in control. l No Hedging of our Equity Securities. Our insider trading policy prohibits our employees, including our executive officers, from hedging our securities. 44 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 10 CHKSUM Content: 13363 Layout: 18070 Graphics: 59069 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: ~note-color 2, Black, PANTONE 318 U GRAPHICS: X_icon_k.eps, Check_Mark_k.eps V1.5

How Our Compensation is Determined Role of management. In setting compensation, our Chief Executive Officer and Chief People Officer work closely with the independent compensation consultant, Semler Brossy, and advise the Compensation Committee on our executive officers’ compensation. Their activities include reviewing and recommending salary, equity awards and bonuses, and other compensation, recommending performance goals and objectives, and negotiating new hire packages and executive agreements. Additionally, our management gathers and reviews market and operating data prior to making their recommendations to the Compensation Committee. From time to time, members of our management, including our Chief Executive Officer and Chief People Officer, attend meetings (or portions of meetings) of our Compensation Committee to present information and answer questions. Role of our Compensation Committee. Our Compensation Committee with appropriate input from other members of our Board of Directors, and members of our management, including our Chief Executive Officer and Chief People Officer, has been responsible for generally overseeing the determination of the individual and company goals and objectives applicable to the compensation of our executive officers and the activities of our executive compensation program, including making recommendations as to the form and amount of compensation to be paid or awarded to all of our executive officers (including our Chief Executive Officer), and approving the form and amount of such compensation as well as entering into offer letters with all of our executive officers (other than our Chief Executive Officer, whose compensation is determined and approved by the full Board of Directors upon the Compensation Committee’s recommendation). Additionally, our Compensation Committee has oversight of decisions regarding specific equity-based compensation plans, programs, and grants, as well as cash-based compensation plans and agreements for our executive officers. Our Compensation Committee considers a combination of the following factors when reviewing and approving executive compensation: l individual negotiations with executive officers, particularly in connection with their initial compensation package and changes to compensation packages, including past or future compensation opportunities; Evaluate and recommend to the Compensation Committee our executive officers’ (other than the Chief Executive Officer) compensation Role of Management Oversee (i) the determination of the individual and Company goals and objectives applicable to the compensation of our executive officers and (ii) the activities of our executive compensation program, including making recommendations as to the form and amount of compensation to be paid or awarded to all of our executive officers (including our Chief Executive Officer), and approving the form and amount of such compensation as well as entering into offer letters with all of our executive officers other than our Chief Executive Officer, whose compensation is determined by the full Board of Directors upon the Compensation Committee’s recommendation Role of Compensation Committee Advise the Compensation Committee with respect to (i) executive compensation, (ii) negotiation of new hire packages, (iii) trends in executive compensation market, and (iv) design and operation of the executive compensation program. Role of Compensation Consultant Allows for benchmarking executive officer compensation against our peer group and provides a meaningful input to our compensation policies and practices in order for us to remain competitive Role of Peer Group 45 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 11 CHKSUM Content: 38740 Layout: 52805 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

l company and individual performance, as we believe this motivates our executive officers to achieve our financial and strategic objectives and aligns their interests with those of our stockholders; l criticality of each executive officer’s role to us; and l recommendations of members of management, including our Chief Executive Officer and Chief People Officer. Role of compensation consultants. The Compensation Committee has retained Semler Brossy as its independent executive compensation consulting firm. Semler Brossy advises the Compensation Committee with respect to executive compensation, negotiation of new hire packages, trends in the executive compensation market, and design and operation of the executive compensation program. Semler Brossy reports directly to the Compensation Committee, although may meet with members of management for purposes of gathering information on proposals that management may make to the Compensation Committee. The Compensation Committee has considered the independence of Semler Brossy, consistent with the requirements of NYSE, and has determined that Semler Brossy is independent. Semler Brossy does not provide any services to us other than the services provided to the Compensation Committee. Role of peer group. Periodically, our Compensation Committee reviews the selection of companies in our peer group for purposes of benchmarking executive officer compensation programs. While our Compensation Committee does not establish compensation levels solely based on a review of competitive data, it believes such data is a meaningful input to our compensation policies and practices in order to attract and retain qualified executive officers. Our compensation peer group for 2021 was comprised of the below real estate and technology companies: 2021 Peer Group Black Knight Envestnet Redfin Blackbaud Euronet Worldwide Slack Technologies CDK Global Guidewire Software SS&C Technologies Holdings Datadog GoDaddy Yelp Dropbox Palo Alto Networks Zillow Group Elastic N.V. RealPage Risk Assessment of Compensation Programs. Our management team and the Compensation Committee each play a role in evaluating and mitigating any risk that may exist relating to our compensation plans, practices and policies for all employees, including our NEOs. Semler Brossy, on behalf of the Compensation Committee, performs an assessment, in conjunction with management, of our compensation plans and practices to determine whether our compensation programs create risks that are reasonably likely to have a material adverse effect on our company. Other Compensation Practices and Policies Offer Letters and Severance and Change in Control Arrangements. The terms and conditions of employment for each of our NEOs are set forth in compensation and offer letters. For a summary of the material terms and conditions of these executive agreements, see the section entitled “—Offer Letters” below. For a summary of the material terms and conditions of the severance and change in control arrangements in effect as of December 31, 2021, see the section entitled “—Potential Payments upon Termination or Change in Control” below. Welfare and other benefits. We provide health, dental, vision, life, and disability insurance benefits to our executive officers, on the same terms and conditions as provided to all other eligible U.S. employees. Our executive officers may also participate in our broad-based 401(k) plan, which currently does not include a company match or discretionary contribution. We believe these benefits are consistent with the broad-based employee benefits provided at the companies with whom we compete for talent and therefore are important for attracting and retaining talented and experienced executive officers. 46 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 12 CHKSUM Content: 8471 Layout: 63770 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

In addition to the employee benefits described above, we have provided certain of our NEOs with reimbursement of legal expenses and certain fees for a regulatory filing made pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR filing fee”). We believe that the benefits and perquisites described above are consistent with our overall executive compensation program, enable us to attract and retain talented and experienced executive officers, and provide competitive compensation packages to our NEOs. We detail the values of legal expenses and HSR filing fee reimbursement in the section entitled “2021 Summary Compensation Table”. Our Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs. Based on these periodic reviews, perquisites may be awarded or adjusted on an individual basis. Hedging prohibitions and pledging policies. Our insider trading policy, which prohibits, among other things, our employees, including executive officers, and directors, from making short sales and engaging in hedging or monetization transactions involving our securities, whether such securities are granted as compensation or are held, directly or indirectly, by the employee or director. In addition, our insider trading policy prohibits our employees, including executive officers, and directors from pledging our securities as collateral absent previous approval by our general counsel, which shall only be granted in accordance with our pledging guidelines. Our pledging guidelines prohibit pledges of our securities as collateral for “purpose” based margin loans and restrict pledges for other loans. Under our pledging guidelines, our general counsel is allowed to approve pledges of our securities by executive officers only when a loan does not exceed $20 million and pledged securities do not exceed 20% of all outstanding securities held by the pledging executive officer. Exchange Act Rule 10b5-1 Plans. Our executive officers and non-employee directors may only transact in our securities pursuant to written plans, known as “Rule 10b5-1 plans,” in which they contract with a broker to buy or sell shares of our Class A common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the executive officer or non-employee director when entering into the plan, without further direction from them. Accelerated Vesting. We have approved accelerated vesting provisions for certain RSU and stock option grants to certain executive officers upon an involuntary termination of those executive officers’ employment in connection with a change in control (each “involuntary termination” and “change in control” as defined in the section entitled “Potential Payments Upon Termination or Change in Control”). We believe these accelerated vesting provisions reflect current market practices, based on the collective knowledge and experiences of our Compensation Committee members and of its compensation consultants, Semler Brossy, and allow us to attract and retain talented and experienced executive officers. We also believe that these accelerated vesting provisions will allow our executive officers, including our NEOs, to focus their attention on the business operations of our company in the face of the potentially disruptive impact of a rumored or actual change in control transaction, to assess takeover bids objectively without regard to the potential impact on their own job security, and to allow for a smooth transition in the event of a Change in Control. Additional information regarding accelerated vesting in connection with a Change in Control is discussed below in the section entitled “Potential Payments Upon Termination or Change in Control.” Tax and Accounting Considerations. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to their principal executive officer, principal financial officer, and certain other current and former executive officers. Recent changes to Section 162(m) in connection with the passage of the Tax Cuts and Jobs Act of 2017 repealed exceptions to the deductibility limit that were previously available for “qualified performance-based compensation,” including stock option grants, effective for taxable years after December 31, 2017. As a result, any compensation paid to certain of our executive officers in excess of $1 million will be non-deductible unless it qualifies for transition relief afforded to compensation payable pursuant to certain binding arrangements in effect on November 2, 2017. The Compensation Committee has not in past years taken the deductibility limit imposed by Section 162(m) into 47 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 13 CHKSUM Content: 52399 Layout: 63236 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 consideration in setting compensation for our executive officers. The Compensation Committee will continue to monitor the issue of deductibility of executive compensation and make adjustments to our executive compensation program to maximize the deductibility of our executive compensation to the extent that it believes such result is consistent with the objectives of individual compensation elements and the best interests of us and our stockholders. Sections 280G and 4999 of the Code provide that executive officers who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits, and that the company or a successor may forfeit a deduction on the amounts subject to this additional tax. None of our executive officers, including our NEOs, are entitled to “gross-up” or other reimbursement payment for any tax liability that the executive officer might owe as a result of the application of Sections 280G or 4999. Our Compensation Committee considers accounting implications when designing compensation plans and arrangements for our executive officers and other employees. Chief among these is FASB ASC Topic 718 (“ASC 718”), the standard which governs the accounting treatment of certain stock-based compensation. Among other things, ASC 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables set forth in this proxy statement, even though recipients may never realize any value from their equity awards. 48 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.fa | Sequence: 14 CHKSUM Content: 32907 Layout: 47804 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: ~note-color 2, Black GRAPHICS: none V1.5

Compensation Committee Report The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on its review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our 2021 Annual Report on Form 10-K. Respectfully submitted by the members of the Compensation Committee: Pamela Thomas-Graham (Chair) Jeffrey Housenbold Frank Martel The information contained in the preceding Compensation Committee Report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company, specifically incorporates it by reference in such filing. 49 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ga | Sequence: 1 CHKSUM Content: 21352 Layout: 44004 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Compensation Tables 2021 Summary Compensation Table The following table sets forth information regarding the compensation of our NEOs for the years ended December 31, 2020 and December 31, 2021: Stock Option All Other Name and Salary Bonus Awards Awards Compensation Total Principal Position Year ($) ($) ($)(1) ($)(1) ($) ($) Robert Reffkin 2021 400,000 130,000(2) 89,151,583(3) — 201,486(4) 89,883,069 Chief Executive Officer 2020 126,350(5) — 68,856,803(3) — 348,650(6) 69,331,803 Kristen Ankerbrandt 2021 375,000 175,000(7) — — — 550,000 Chief Financial Officer 2020 320,312(8) 2,175,000(9) 7,621,406 — — 10,116,718 Greg Hart 2021 400,000 3,100,000(10) — — — 3,500,000 Chief Product Officer 2020 237,879(11) 1,450,000(12) 7,018,676 4,947,764 — 13,654,319 Priyanka Singh 2021 265,770(13) 290,548(14) 2,279,953 — — 2,836,271 Chief People Officer Neda Navab 2021 310,000 297,274(15) 2,277,950 — — 2,885,224 President, US, Regional Operations 1.) Important Note: The amounts in this column do not reflect the actual economic value realized by each NEO. In accordance with SEC rules, the amounts reported in this column represent the value of shares underlying stock and option awards, calculated in accordance with ASC 718. For additional information, see Notes 2 and 13 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on February 28, 2022 (the “Annual Report”). The assumptions used in calculating the value of the stock and option awards are set forth in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Critical Accounting Estimates and Policies—Stock-Based Compensation” in the Annual Report. 2.) The amount reflects a discretionary performance bonus paid for the FY 2021 performance. 3.) The amount includes the value of the 2021 CEO Performance Award, which was valued using a Monte Carlo simulation. This valuation method considers our stock price and a number of assumptions including the expected volatility, expected dividend yield and the risk-free interest rate. For additional information, refer to the section entitled “Compensation Discussion and Analysis—Components of 2021 NEO Compensation—2021 CEO Performance Award.” It is currently expected that Mr. Reffkin will not receive any additional equity awards until December 31, 2027. 4.) The amount reflects (i) a payment for the HSR filing fee in the amount of $125,000, which was made by us on behalf of Mr. Reffkin and (ii) the gross-up of that filing fee in the amount of $76,486 to defray the tax effects of such payment. As a result, $201,486 was imputed as income to Mr. Reffkin. 5.) The amount reflects a paid salary of (i) $62,500 for the period of January 1, 2020 to March 15, 2020, (ii) $0 for the period of March 16, 2020 to July 31, 2020, and (iii) $63,850 from August 1, 2020 to December 31, 2020. 6.) The amount reflects the aggregate amount of payments made by us on behalf of Mr. Reffkin for certain legal expenses. Such amount reflects a $75,000 legal allowance. The remaining payments were offset by foregone salary in 2020 as set forth in footnote (5) above. 7.) The amount reflects a discretionary performance bonus paid for the FY 2021 performance. 8.) The amount reflects an annual salary rate of (i) $375,000 for the period from January 1, 2020 to March 31, 2020, (ii) $281,250 for the period of April 1, 2020 to April 30, 2020, (iii) $187,500 for the period of May 1, 2020 to July 31, 2020, and (iv) $375,000 from the period from August 1, 2020 to December 31, 2020. 9.) The amount reflects (i) a retention bonus in the amount of $2,000,000 following Ms. Ankerbrandt’s 2-year anniversary pursuant to a provision in her original employment agreement and (ii) a discretionary performance bonus in the amount of $175,000 paid for the FY 2020 performance. Per the provision in her original employment agreement, the exercise price of 463,850 options to purchase Compass stock was automatically adjusted from $5.16 to $9.48 at the time of the payment of the $2,000,000 retention bonus. 10.) The amount reflects (i) a sign-on bonus in the aggregate amount of $2,900,000 (designed to partially offset compensation he forfeited from his previous employer when joining us in 2020) and (ii) a discretionary performance bonus in the amount of $200,000 paid for the FY 2021 performance. 11.) The amount reflects an annual salary rate of (i) $400,000 for the period from April 13, 2020 to May 15, 2020, (ii) $200,000 for the period of May 16, 2020 to August 15, 2020, and (iii) $400,000 for the period from August 16, 2020 to December 31, 2020. 50 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ga | Sequence: 2 CHKSUM Content: 44545 Layout: 5928 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

12.) The amount reflects a sign-on bonus in the aggregate amount of $1,450,000 (designed to partially offset compensation he forfeited from his previous employer when joining us in 2020). 13.) The amount reflects an annual salary rate of (i) $290,000 for the period from February 15, 2021 to July 28, 2021 and (ii) $350,000 for the period from July 29, 2021 to December 31, 2021. 14.) The amount reflects (i) a sign-on bonus in the amount of $150,000 and (ii) a discretionary performance bonus in the amount of $140,548 paid for the FY 2021 performance. 15.) The amount reflects (i) a referral bonus in the amount of $6,000 and (ii) a discretionary performance bonus in the amount of $291,274 paid for the FY 2021 performance. 2021 Grants of Plan-Based Awards Table The following table shows all plan-based awards granted to our NEOs during the year ended December 31, 2021: All Other Grant Date Stock Awards: Fair Value of Number of Stock and Shares of Stock or Units Option Awards(2) Name Type of Award Grant Date(1) (#) ($) Robert Reffkin Performance-based RSU 1/25/2021(3) 8,611,810 89,151,583 Kristen Ankerbrandt — — — — Greg Hart — — — — Priyanka Singh Service-based RSU 3/5/2021(3) 113,430 1,901,087 Service-based RSU 12/29/2021(4) 43,053 378,866 Neda Navab Service-based RSU 2/10/2021(3) 145,000 2,277,950 1.) The vesting schedule applicable to each award is set forth in the “—Outstanding Equity Awards” table below. 2.) Important Note: The amounts reported in this column do not reflect the actual economic value realized by each NEO. In accordance with SEC rules, the amounts reported in this column represent the value of shares underlying stock awards, calculated in accordance with ASC 718. For additional information, see Notes 2 and 13 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on February 28, 2022 (the “Annual Report”). The assumptions used in calculating the value of the stock awards reported in this table are set forth in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Estimates and Policies—Stock-Based Compensation” in the Annual Report. 3.) Granted under our Third Amended and Restated 2012 Stock Incentive Plan. 4.) Granted under our 2021 EIP. 51 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ga | Sequence: 3 CHKSUM Content: 27993 Layout: 61597 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Outstanding Equity Awards The following table presents information regarding outstanding equity awards held by our NEOs as of December 31, 2021: Option Awards(1) Stock Awards Number of Number of Number of Market Value Securities Securities Shares or of Shares Underlying Underlying Units of or Units of Unexercised Unexercised Option Option Stock That Stock That Grant Options Options Exercise Expiration Have Not Have Not Date Exercisable Unexercisable Price Date Vested Vested Name (#) (#) ($) (#) ($)(2) Robert Reffkin 7/3/2018(3) — — — — 210,046 1,909,318 3/12/2020(4) — — — — 4,305,910 39,140,722 3/12/2020(5) — — — — 8,611,810 78,281,353 1/25/2021(5) — — — — 8,611,810 78,281,353 Kristen Ankerbrandt 3/28/2019(6) 463,850 — 9.48(7) 3/27/2029 — — 3/28/2019(8) 205,570 173,950 5.16 3/27/2029 — — 12/28/2020(9) — — — 243,080 2,209,597 Greg Hart 4/14/2020(10) 503,030 1,037,140 6.44 4/13/2030 — — 4/14/2020(11) — — — — 691,430 6,285,099 Priyanka Singh 3/5/2021(12) — — — — 113,430 1,031,079 12/29/2021(13) — — — — 43,053 391,352 Neda Navab 2/14/2019(14) 114,150 30,050 5.16 2/13/2029 — — 10/27/2020(15) 27,080 22,920 6.88 10/26/2030 — — 10/27/2020(16) — — — — 630 5,727 2/10/2021(17) — — — — 102,710 933,634 1.) All stock options referenced in this table are subject to early exercise provisions. 2.) Amounts are calculated by multiplying the number of shares shown in the table by $9.09, the closing per share price of our Class A common stock as of December 31, 2021. 3.) On March 31, 2021 in connection with our IPO, shares of Class A common stock subject to the stock award were converted into Class C common stock, with the vesting conditions remaining in place. The amount of shares reflected in this table is shares of Class C common stock. The service-based vesting condition provides that 1/48th of the shares of Class C common stock under the stock award vests monthly, with 100% of the total shares vesting on June 21, 2022, subject to Mr. Reffkin remaining in continuous service with us through each vesting date. 4.) The service-based vesting condition provides that 1/48th of the shares of Class A common stock under the RSU award vests monthly, with 100% of the total shares vesting on December 25, 2023, subject to Mr. Reffkin remaining in continuous service with us through each vesting date. 5.) RSU award vests upon the satisfaction of both (i) a service-based vesting condition and (ii) the achievement of performance-based vesting conditions. The service-based vesting condition requires Mr. Reffkin to remain in continuous service with us through January 1, 2024 and the performance-based vesting conditions provides that 12.5% of the shares subject to the RSU will vest subject to the achievement of a market price per share of $23.14 per share of our Class A common stock following our IPO or 150% of the price of $15.43, or the “reference price.” An additional 12.5% of the shares subject to the RSU will vest upon the achievement of a market price per share of our Class A common stock at each of 200%, 250%, 300%, 350%, 400%, 450% and 500% of the reference price. The price per share of our Class A common stock will be based on the arithmetic average of the volume-weighted average trading price of our Class A common stock on any 30 trading-day- window period beginning on October 28, 2021 (210th day after our IPO). 6.) The shares subject to the stock option are fully vested. 7.) Represents the exercise price of the stock options as of November 28, 2020 pursuant to an adjustment mechanism in Ms. Ankerbrandt’s stock option agreement, dated March 28, 2019. Upon the second anniversary of Ms. Ankerbrandt’s continued service with us, the exercise price of the stock options increased from $5.16 to $9.48 in accordance with the terms of the stock option agreement. 8.) The service-based vesting condition provides that 4.1667% of the shares of Class A common stock underlying the stock options vests monthly, with 100% of the total shares vesting on November 26, 2022, subject to Ms. Ankerbrandt remaining in continuous service through each vesting date. 9.) The service-based vesting condition provides that 6.25% of the shares of Class A common stock under the RSU award vests quarterly, with 100% of the total shares vesting on December 15, 2024, subject to Ms. Ankerbrandt remaining in continuous service with us through each vesting date. 10.) The service-based vesting condition provides that 20% of the shares of Class A common stock underlying the stock options vested on April 13, 2021 and 1.6667% vests monthly thereafter, with 100% of the total shares vesting on April 13, 2025, subject to Mr. Hart remaining in continuous service through each vesting date. 11.) The service-based vesting condition provides that 20% of the shares of Class A common stock under the RSU award vests on April 13, 2021 and 1.6667% vests monthly thereafter, with 100% of the total shares vesting on April 13, 2025, subject to Mr. Hart remaining in continuous service through each vesting date. 52 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ga | Sequence: 4 CHKSUM Content: 28000 Layout: 32989 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

12.) The service-based vesting condition provides that 25% of the total shares of Class A common stock under the RSU award vested on February 15, 2022 and 2.0833% vests monthly thereafter, with 100% of the total shares vesting on February 15, 2025, subject to Ms. Singh remaining in continuous service through each vesting date. 13.) The service-based vesting condition provides that 12.5% of the total shares of Class A common stock under the RSU award vested on January 15, 2022 and 6.25% vests quarterly thereafter, with 100% of the total shares vesting on July 15, 2025, subject to Ms. Singh remaining in continuous service through each vesting date. 14.) The service-based vesting condition provides that 1/4th of the shares of Class A common stock underlying the stock options vested on October 15, 2019 and 2.0833% vests monthly thereafter, with 100% of the total shares vesting on October 15, 2022, subject to Ms. Navab remaining in continuous service through each vesting date. 15.) The service-based vesting condition provides that 2.0833% of the total shares of Class A common stock underlying the stock options vests monthly, with 100% of the total shares vesting on October 15, 2023, subject to Ms. Navab remaining in continuous service through each vesting date. 16.) The service-based vesting condition provides that 2.0833% of the total shares of Class A common stock under the RSU award vests monthly, with 100% of the total shares vesting on September 25, 2023, subject to Ms. Navab remaining in continuous service through each vesting date. 17.) The service-based vesting condition provides that 2.0833% of the total shares of Class A common stock under the RSU award vests monthly, with 100% of the total shares vesting on October 15, 2024, subject to Ms. Navab remaining in continuous service through each vesting date. Options Exercised and Stock Vested in 2021 The following table sets forth information regarding options exercised and stock awards vested for the NEOs during the year ended December 31, 2021. Option Awards Stock Awards Number of Shares Value Realized Number of Shares Value Realized Acquired on Exercise On Exercise(1) Acquired on Vesting(2) On Vesting(3) Name (#) ($) (#) ($) Robert Reffkin — — 4,305,900 54,126,940 Kristen Ankerbrandt — — 84,560 1,008,331 Greg Hart 15,540 93,085 348,950 4,365,388 Priyanka Singh — — — — Neda Navab — — 44,290 547,444 1.) Reflects the difference between the exercise price and the fair market value of the underlying stock on the date of exercise, multiplied by the number of shares acquired. 2.) Represents the number of RSUs vested in 2021. Shares underlying RSUs are released to RSU holders at the beginning of each month with respect to RSUs that vested in the prior month. As a result, shares underlying RSUs vested in December 2021 reflected in this column were not released to our NEOs until January 2022. Prior to December 2020, we granted RSU awards that vested based upon the satisfaction of both a service-based condition and a liquidity event-based condition. The service-based vesting condition for these awards is generally satisfied over four years. The liquidity event-based vesting condition is satisfied on the occurrence of a qualifying event and was satisfied at IPO. Accordingly, all RSUs that satisfied the service- based vesting condition prior to the IPO became fully vested at the time of the IPO. Additionally, all RSU awards granted prior to the IPO included a provision that required us to settle all fully vested RSUs within a few months of our IPO. As a result, we settled all fully vested RSUs in October of 2021, resulting in a large number of shares being acquired by certain of our NEOs in 2021. The below table illustrates how the RSUs granted to our NEOs were earned with respect to the service-based vesting during the years ended December 31, 2019, 2020 and 2021, assuming that the liquidity-event based condition was satisfied in 2019 and RSUs were settled in the same year in which they vested. We believe this table clarifies that the large number of shares acquired by our NEOs in 2021 pursuant to the vesting and settlement of RSUs represents compensation earned in respect of multiple years of service. Number of Shares Number of Shares Number of Shares Would Have Been Earned Would Have Been Earned Would Have Been Earned as of December 31, 2019 as of December 31, 2020 as of December 31, 2021 Name (#) (#) (#) Robert Reffkin — 2,152,950 2,152,950 Kristen Ankerbrandt — 3,540 81,020 Greg Hart — 3,240 345,710 Priyanka Singh — — — Neda Navab 80 7,610 36,600 3.) The value realized on vesting is calculated based on the fair market value of the underlying stock on the release date. 53 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ga | Sequence: 5 CHKSUM Content: 52150 Layout: 27851 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Offer Letters We have entered into amended and restated offer letters with certain of our NEOs. In addition, each of our NEO has executed our form of standard employee invention assignment and confidentiality agreement. Any potential payments and benefits due upon a termination of employment or a change in control of us are further described below in the section entitled “—Potential Payments upon Termination or Change in Control.” Robert Reffkin. In March 2020, we entered into an employment agreement with Mr. Reffkin, our Chief Executive Officer and Chairman of our board, as amended in January 2021. This employment agreement, as amended, provides for an annual base salary of $400,000 and an annual target bonus of $200,000. Mr. Reffkin is an at-will employee and does not have a fixed employment term. He is eligible to participate in our annual performance bonus plan and employee benefit plans, including health insurance, that we offer to our employees. Mr. Reffkin’s employment agreement, as amended, provides that Mr. Reffkin will not receive any additional equity awards on account of his service to us from January 25, 2021 through to December 31, 2027. Kristen Ankerbrandt. In November 2018, we entered into an offer letter with Ms. Ankerbrandt, our Chief Financial Officer, as amended and restated in March 2021. The offer letter provides that Ms. Ankerbrandt will receive an annual base salary and states that Ms. Ankerbrandt is an at-will employee and does not have a fixed employment term. She is eligible to participate in our annual performance bonus plan and employee benefit plans, including health insurance, that we offer to our employees. Greg Hart. In February 2020, we entered into an offer letter with Mr. Hart, our Chief Product Officer, as amended and restated in March 2021. This offer letter, as amended, provides that Mr. Hart will receive an annual base salary. He will also receive a target cash bonus of $200,000. The offer letter also provides for quarterly cash bonuses during Mr. Hart’s first two years of employment with the amount of each bonus equal to $725,000, with each payment subject to recoupment by us if Mr. Hart terminates employment (voluntarily or for cause (as defined in his offer letter)) within 1 year following the applicable payment date. Mr. Hart is an at-will employee and does not have a fixed employment term. He is eligible to participate in our annual performance bonus plan and employee benefit plans, including health insurance, that we offer to our employees. Priyanka Singh. In January 2021, we entered into an offer letter with Ms. Singh, our Chief People Officer. This offer letter provides that Ms. Singh will receive an annual base salary and states that Ms. Singh is an at-will employee and does not have a fixed employment term. The offer letter also provides for a $150,000 sign-on bonus payable in 2021, a one-time grant of RSUs and for eligibility to participate in our annual performance bonus plan and our employee benefit plans, including health insurance, that we offer to our employees. Neda Navab. In September 2018, we entered into an offer letter with Ms. Navab, our President, United States. This offer letter provides that Ms. Navab will receive an annual base salary and annual bonus opportunity and states that Ms. Navab is an at-will employee and does not have a fixed employment term. The offer letter also provided for a sign-on bonus, a one-time grant of stock options and for eligibility to participate in our employee benefit plans, including health insurance, that we offer to our employees. In December 2020, we entered into a letter agreement with Ms. Navab, confirming her then role as our President, East Region. This letter provided for adjustments to Ms. Navab’s annual base salary and annual bonus opportunity and provided for a one-time grant of RSUs. In December 2021, in connection with Ms. Navab’s promotion to President, United States, we entered into a letter agreement with Ms. Navab that provided for adjustments to her annual base salary and annual bonus opportunity. The letter also provided for a one-time promotion grant of RSUs. 54 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ga | Sequence: 6 CHKSUM Content: 57222 Layout: 11235 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Potential Payments Upon Termination or Change in Control In hiring several of our NEOs pre-IPO, we recognized that many of our desired candidates were leaving the security of employment with companies where they had existing severance and change in control compensation benefits. Accordingly, we sought to develop compensation packages that could attract talented and experienced executive officers while being sensitive to the need to integrate new executive officers into our existing executive compensation structure. To achieve this balance, we approved severance benefits for certain NEOs in the event of their involuntary terminations of employment, including in connection with a change in control. We believe that these agreements encourage our executive officers to focus their attention on the business operations of our company in the face of the potentially disruptive impact of a rumored or actual change in control transaction, to assess takeover bids objectively without regard to the potential impact on their own job security and to allow for a smooth transition in the event of a change in control. We believe the size and terms of these benefits we provided appropriately balance the costs and benefits to our stockholders. We also believe these benefits were consistent with the benefits offered by companies with whom we compete for talent, and accordingly allow us to recruit and retain talented and experienced executive officers. The following table and the narrative for each column set forth our payment obligations pursuant to the compensation arrangements for each of our NEOs, under the circumstances described in the table and narrative, assuming that their employment was terminated or a change in control occurred on December 31, 2021. Termination— Involuntary Termination— Involuntary Termination— Death or No Change in Control Change in Control Disability Name Benefits ($)(a) ($)(b) ($)(c) Robert Reffkin Cash Severance: 530,000 930,000 * RSU Acceleration(1): — 39,140,722 * Medical Benefits: 39,503 52,670 * Total: 569,503 40,123,392 * Kristen Ankerbrandt Cash Severance: 550,000 1,000,000 175,000 RSU Acceleration(1): — 2,209,597 — Stock Option Acceleration(1): — 683,624 — Medical Benefits: 535 802 — Total: 550,535 3,894,023 175,000 Greg Hart Cash Severance: 600,000 1,100,000 200,000 RSU Acceleration(1): — 6,285,099 — Stock Option Acceleration(1): — 2,748,421 — Medical Benefits: 26,335 39,503 — Total: 626,335 10,173,023 200,000 Priyanka Singh(2) Cash Severance: 600,000 1,150,000 250,000 RSU Acceleration(1): 257,702 1,422,430 — Medical Benefits: — — — Total: 857,702 2,572,430 250,000 Neda Navab(2) Cash Severance: 440,000 790,000 130,000 RSU Acceleration(1): — 939,361 — Stock Option Acceleration(1): — 168,750 — Medical Benefits: 15,607 23,410 — Total: 455,607 1,921,521 130,000 * Refer to the section entitled “Termination in the Event of Death or Disability—Column (c)—Mr. Reffkin’s Benefits” for additional information. 1.) Amounts are calculated using $9.09, the closing per share price of our Class A common stock as of December 31, 2021. 2.) Assumes that Ms. Singh and Ms. Navab executed their CIC and Severance Agreements on December 31, 2021. Involuntary Termination Outside of Change in Control—Column(a) Under the terms of the Change in Control and Severance Agreement (the “CIC and Severance Agreement”), each NEO, other than Mr. Reffkin, is eligible to receive severance payments and benefits in the event that the NEO’s employment 55 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ga | Sequence: 7 CHKSUM Content: 15615 Layout: 21236 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 with us is terminated (i) by us for any reason other than for “cause” (as defined in the CIC and Severance Agreement) or (ii) by the NEO for “good reason” (as defined in the CIC and Severance Agreement), subject to us receiving a release of claims in our favor, as follows: l Cash Severance: (i) a lump sum severance payment of twelve months base salary and (ii) a lump sum payment equal to the executive officer’s then-current target bonus opportunity; l Equity Acceleration: if the NEO has been employed with the Company for a period of less than twelve (12) months at the time of termination, then the NEO’s outstanding equity awards that vest upon the NEO completing a cliff vesting period of twelve (12) months of continuous service or less (a “Vesting Cliff ”) shall accelerate and become vested and exercisable as if the NEO’s employment had continued through the first Vesting Cliff, except, performance-based awards will vest only to the extent of achievement of performance milestones (if measurable on the date of the NEO’s termination); and l Medical Benefits: a lump sum payment equal to the premiums for continued medical benefits for twelve months. Mr. Reffkin’s Benefits Under the terms of Mr. Reffkin’s employment agreement, as amended (the “Employment Agreement”), Mr. Reffkin is eligible to receive severance payments and benefits in the event that his employment with us is terminated (i) by us without “cause” (as defined in the Employment Agreement) or (ii) by him for “good reason” (as defined in the Employment Agreement), subject to us receiving a release of claims in our favor and him satisfying certain other conditions, as follows: l Cash Severance: (i) continued payment of base salary for twelve months following termination, (ii) a lump sum of any earned but unpaid bonus for the year prior to termination and (iii) a lump sum payment equal to then-current target bonus opportunity on a prorated basis; l Equity Acceleration: under the terms of the grant agreements between the Company and Mr. Reffkin, no acceleration of any RSU awards unless the Board, in its discretion, chooses to accelerate all or a portion of then outstanding RSU awards; and l Medical Benefits: a lump sum payment equal to the premiums for continued medical benefits for eighteen months. Involuntary Termination in the Event of Change in Control—Column(b) Under the terms of the CIC and Severance Agreement, each NEO, other than Mr. Reffkin, is eligible to receive severance payments and benefits in the event that the NEO’s employment with us is terminated in connection with the consummation of a change in control (as defined in the CIC and Severance Agreement) (i) by us at the request of the acquirer (prior to the consummation of a change in control), (ii) by us or our successor for any reason other than for “cause” (if termination occurs within 12 months following or 3 months preceding the consummation of, but following execution of an agreement that will result in, a change in control) or (iii) by the NEO for “good reason” or at the request of the acquirer (if termination occurs within 12 months following or 3 months preceding the consummation of, but following execution of an agreement that will result in, a change in control), subject to us receiving a release of claims in our favor, as follows: l Cash Severance: (i) a lump sum severance payment of 18 months base salary, (ii) a lump sum payment equal to 1.5x the executive officer’s then-current target bonus opportunity and (iii) a lump sum payment equal to the executive officer’s then-current target bonus opportunity on a prorated basis; l Equity Acceleration: 100% acceleration of any then-unvested equity awards (with any performance based awards accelerating at the greater of actual achievement (if measurable) or target performance levels); and l Medical Benefits: a lump sum payment equal to the premiums for continued medical benefits for eighteen months. Under the CIC and Severance Agreement, in the event any payments or benefits constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (“IRC”) and would be subject to the excise tax imposed by 56 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ga | Sequence: 8 CHKSUM Content: 56866 Layout: 7908 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

IRC Section 4999, such payments or benefits would be reduced to the maximum amount that does not result in the imposition of such excise tax, but only if such reduction results in the NEO receiving a higher net-after tax amount than the NEO would have received absent such reduction. Mr. Reffkin’s Benefits Under the terms of Mr. Reffkin’s Employment Agreement, Mr. Reffkin is eligible to receive severance payments and benefits in the event that his employment with us is terminated in connection with the consummation of a change in control (as defined in the Employment Agreement) within 3 months prior to or 12 months after the change of control (i) by us without “cause” (as defined in the Employment Agreement) or (ii) by him for “good reason” (as defined in the Employment Agreement), subject to us receiving a release of claims in our favor and him satisfying certain other conditions, as follows: l Cash Severance: (i) continued payment of base salary for twenty four months following termination, (ii) a lump sum of any earned but unpaid bonus for the year prior to termination and (iii) a lump sum payment equal to then-current target bonus opportunity on a prorated basis; l Equity Acceleration: under the terms of the grant agreements between the Company and Mr. Reffkin (i) 100% acceleration of any then-unvested time-based RSU award (but only in the event such termination occurs within 12 months after the change in control) and (ii) no acceleration of performance-based RSU awards unless the Board, in its discretion, chooses to accelerate all or a portion of then outstanding performance- based RSU awards; and l Medical Benefits: a lump sum payment equal to the premiums for continued medical benefits for twenty four months. Termination in the Event of Death or Disability—Column(c) Under the terms of the CIC and Severance Agreement, each NEO is eligible to receive severance payments and benefits in the event that the NEO’s employment with us is terminated in the event of death or disability (as defined in the CIC and Severance Agreement), subject to us receiving a release of claims in our favor in the event of disability, as follows: l Cash Severance: a lump sum payment equal to the executive officer’s then-current target bonus opportunity on a prorated basis; and l Equity Acceleration: acceleration of any then-unvested equity awards that would otherwise have vested if service had continued through the end of the quarter in which separation took place (with performance based awards only accelerating to the extent of the achievement of the applicable performance-based milestones (if measurable on the date of the NEO’s termination). Mr. Reffkin’s Benefits Under the terms of Mr. Reffkin’s Employment Agreement and the grant agreements between the Company and Mr. Reffkin, Mr. Reffkin is eligible to receive the same severance payments and benefits in the event that his employment with us is terminated upon his death or disability (as defined in the Employment Agreement) as the severance payments and benefits described in the sections entitled “Involuntary Termination Outside of Change in Control—Column (a)— Mr. Reffkin’s Benefits” and “Involuntary Termination in the Event of Change in Control—Column (b)—Mr. Reffkin’s Benefits” depending on whether the event of death or disability occurred outside of change in control or 3 months prior to/12 months after the change of control. 2021 Equity Incentive Plan Our 2021 Equity Incentive Plan (the “2021 EIP”) generally provides for the acceleration of vesting of equity awards granted under the plan upon a corporate transaction (as defined in the 2021 EIP) only if the acquiring entity does not agree to assume, convert, replace or substitute the awards. These provisions generally apply to all holders of awards under the 2021 EIP, including the NEOs. 57 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ga | Sequence: 9 CHKSUM Content: 46170 Layout: 32757 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Questions and Answers About the Annual Meeting Proxy Materials Why am I receiving these materials? We are distributing our proxy materials because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Pursuant to SEC rules, we are providing access to our proxy materials via the Internet under the “notice and access” approach. Accordingly, we are mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to many of our stockholders instead of a paper copy of the proxy materials. All stockholders may access our proxy materials on the website referred to in the Notice. You may also request to receive a printed set of the proxy materials. You can find instructions regarding how to access our proxy materials via the Internet and how to request a printed copy in the Notice. Additionally, by following the instructions in the Notice, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe that these rules allow us to provide our stockholders with the information they need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Why did I receive a Notice instead of a full set of proxy materials? Unless you have requested that we provide a copy of our proxy materials to you by mail or email, we are providing only the Notice to you by mail or email. The Notice will instruct you as to how you may access and review the proxy materials on the Internet. The Notice will also instruct you as to how you may access your proxy card to vote over the Internet. If you received the Notice by mail or email and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice. This proxy statement is dated April 15, 2022 and distribution of the Notice to stockholders is scheduled to begin on or about April 15, 2022. We have adopted this procedure pursuant to rules adopted by the SEC in order to conserve natural resources and reduce our costs of printing and distributing the proxy materials, while providing a convenient method for stockholders to access the materials and vote. What does it mean if I received more than one Notice or proxy card? If you receive more than one Notice or proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each Notice or proxy card and provide voting instructions for each Notice or proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted. 58 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ha | Sequence: 1 CHKSUM Content: 49671 Layout: 1664 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials? The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the proxy materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and reduce costs. We and a number of brokers with account holders who are our stockholders will be householding our proxy materials. We will deliver a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and would like to receive only one, please notify your broker, bank or other nominee if you are a beneficial stockholder or notify us if you are a registered stockholder. Registered stockholders can notify us by sending a written request to Compass, Inc., c/o Corporate Secretary, 90 5th Ave 3rd floor, New York, New York 10011 or by email at corporatesecretary@compass.com, and we will promptly deliver any additional proxy materials requested. Voting Information What proposals will be voted on at the Annual Meeting, how does the board of directors recommend that I vote and how many votes are needed for approval of each proposal? Board of Directors Broker Discretionary Voting Recommendation Vote Required Effect of Abstentions Voting Allowed Proposal No. 1: Election of FOR each director nominee Plurality of the votes cast No effect No Class I Directors Proposal No. 2: Ratification FOR Majority of votes cast No effect Yes of the Appointment of PricewaterhouseCoopers LLP as Our Independent Public Accounting Firm for 2022 Proposal No. 3: Advisory Vote to FOR Majority of votes cast No effect No Approve 2021 Named Executive Officer Compensation (“Say-on-Pay Vote”) Proposal No. 4: Advisory Vote to FOR ONE YEAR Majority of votes cast No effect No Approve the Frequency of Future Say-on-Pay Votes Who is entitled to vote at the Annual Meeting? The record date for the Annual Meeting is the close of business on April 5, 2022. As of the record date, 409,295,983 shares of Class A common stock, par value $0.00001 per share, and 17,771,256 shares of Class C common stock, par 59 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ha | Sequence: 2 CHKSUM Content: 48460 Layout: 47736 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 value $0.00001 per share, were outstanding. Only holders of record of our common stock as of the record date will be entitled to notice to vote. What is the difference between holding shares as a stockholder of record and as a beneficial owner? Stockholders of Record (shares registered in your name). If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services LLC, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to Compass or to a third party, or to vote your shares during the Annual Meeting. Beneficial Owners (shares registered in the name of your broker, bank or other nominee). If your shares are held in a brokerage account or by a bank or other holder of record (commonly referred to as holding shares in “street name”), you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares during our Annual Meeting. How do I vote before the Annual Meeting and what is the voting deadline? You may vote before the Annual Meeting through any of the following methods: www.viewproxy.com/COMPASS/2022 VIA THE INTERNET Call 1 (866) 804-9616 (if you are a registered record holder) BY TELEPHONE Complete, date, and sign your proxy card (if you are a record holder) or voting instruction form (if you are a beneficial holder) and return it in the postage-paid envelope BY MAIL Internet and telephone voting are available 24 hours a day until 11:59 p.m. Eastern Time on Wednesday, June 1, 2022. DEADLINE 60 2022 PROXY STATEMENT Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ha | Sequence: 3 CHKSUM Content: 60511 Layout: 11824 Graphics: 52635 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: ~note-color 2, Black, PANTONE 318 U GRAPHICS: Deadline_icon_k.eps, mail_icon_k.eps, phone_icon_k.eps, Internet_icon_k.eps V1.5

How do I vote at the Annual Meeting? The Annual Meeting will be held virtually. To participate in the Annual Meeting, you will first need to register at www.viewproxy.com/COMPASS/2022.Your registration must be received by 11:59 p.m. Eastern Time on May 30, 2022. At the time of the registration you will be provided a unique join link and password that you will need to use to access the Annual Meeting at the time of the meeting. Whether you are a stockholder of record or a beneficial stockholder, you may vote your shares electronically during the Annual Meeting. Even if you plan to participate in the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to participate in the Annual Meeting. A list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders during the Annual Meeting for any legally valid purpose related to the Annual Meeting. Can I change my vote or revoke my proxy? Stockholders of Record (shares registered in your name). If you are the stockholder of record, you may change your vote before the Annual Meeting by submitting a later-dated proxy through any of the methods described under question “How do I vote before the Annual Meeting and what is the voting deadline?” above, which will automatically revoke the earlier proxy. You do not need to deliver the later-dated proxy using the same method as the original proxy. You can also revoke your proxy by delivering a written notice to our Corporate Secretary stating that you are revoking your proxy. This revocation is valid only if we receive your notice before the Annual Meeting. Beneficial Owners (shares registered in the name of your broker, bank or other nominee). If you are a beneficial holder, please contact your broker or nominee for the procedures on revoking your proxy or changing your vote before the meeting. Both stockholders of record and beneficial holders may change their vote by attending the Annual Meeting and voting at the meeting. However, your attendance at the Annual Meeting, alone, will not revoke your proxy. What is the effect of giving a proxy? All proxies will be voted in accordance with the instructions specified on the signed proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board of Directors. What if I do not specify how my shares are to be voted? If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described below) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting. What are the effects of abstentions and broker non-votes? A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At our Annual Meeting, only the ratification of the appointment of our independent registered public accounting firm 61 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ha | Sequence: 4 CHKSUM Content: 18770 Layout: 5728 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

62 2022 PROXY STATEMENT (Proposal 2) is considered a routine matter. All other proposals are considered “non-routine,” and your broker will not have discretion to vote on these proposals. Broker non-votes and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, because broker non-votes and abstentions are not voted affirmatively or negatively, they will have no effect on the approval of any of the proposals. What is a quorum? The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote electronically at the Annual Meeting or if you have properly submitted a proxy. How are proxies solicited for the Annual Meeting and who is paying for such solicitation? The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of the Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of the mails, proxies may be solicited by telephone and email by directors, officers and our other employees, who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith. Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers. Is my vote confidential? Yes. Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to third parties, except as necessary (i) to meet applicable legal requirements, (ii) to allow for tabulation and certification of the vote, and (iii) to facilitate successful proxy solicitation by the Board of Directors. How can I find out the results of the voting at the Annual Meeting? We will announce preliminary voting results at the Annual Meeting and publish final results on a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. Other Information What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors? You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the rules established by the SEC and our amended and restated bylaws, as applicable. In order for a Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ha | Sequence: 5 CHKSUM Content: 35829 Layout: 29981 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 stockholder proposal to be considered for inclusion in our proxy statement and form of proxy relating to our 2023 annual meeting of stockholders, the proposal must be received by us at our principal executive offices no later than December 16, 2022. Stockholders wishing to bring a proposal or nominate a director at the 2023 annual meeting (but not include it in our proxy materials) under our amended and restated bylaws must provide written notice of such proposal to our Corporate Secretary at our principal executive offices between close of business February 2, 2023 and close of business March 4, 2023 and comply with the other provisions of our amended and restated bylaws. Where can I find more information about the Company’s SEC filings, governance documents and communicating with the Company and the Board? SEC Filings and Reports. Our SEC filings, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any amendments to those reports, are available free of charge on our Investor Relations website at https://investors.compass.com/ financials/ sec-filings/default.aspx. We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the year ended December 31, 2021, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to: Compass, Inc. 90 5th Ave 3rd floor, New York, New York 10011 Attn: Corporate Secretary Corporate Governance Documents. The Corporate Governance Guidelines, charters of our our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, Code of Ethics and Vendor Code of Ethics are available in the governance section of our Investor Relations website at https://investors.compass.com/overview/default.aspx under the “Governance” tab. Communicating with Management and Investor Relations. Stockholders may contact management or Investor Relations through our Investor Relations department by writing to Investor Relations at our principal executive offices at Compass, Inc., 90 5th Ave 3rd floor, New York, New York 10011 or by email at investorrelations@compass.com. Communicating with the Board of Directors. Our Board has adopted a process by which stockholders or other interested persons may communicate with the Board of Directors or any of its members. Stockholders and other interested parties may send communications in writing to any or all directors in care of our Corporate Secretary, Compass, Inc., 90 5th Ave 3rd floor, New York, New York 10011 or by email at corporatesecretary@compass.com. Each communication should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and information about your share ownership. The Company will initially receive and process communications before forwarding them to the addressee. Certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded. Such items include, but are not limited to: spam; junk mail and mass mailings; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is trivial, obscene, unduly hostile, threatening, or illegal or similarly unsuitable items will not be forwarded. 63 COMPASS, INC. Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ha | Sequence: 6 CHKSUM Content: 17383 Layout: 48419 Graphics: 0 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

64 2022 PROXY STATEMENT Other Matters The Board of Directors is not aware of any other matters that will be presented for consideration at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment. By Order of the Board of Directors, Bradley K . Serwin General Counsel and Corporate Secretary Toppan Merrill - Compass_ Inc DEF 14A ED | 111292 | 15-Apr-22 00:50 | 22-10332-1.ha | Sequence: 7 CHKSUM Content: 33077 Layout: 35808 Graphics: 48448 CLEAN JOB: 22-10332-1 CYCLE#;BL#: 9; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: ~note-color 2, Black GRAPHICS: Bradley_K_Serwin_K_sig.eps V1.5

PROXY Compass, Inc. PROXY FOR VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned hereby appoints Bradley Serwin and Scott Wahlers or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of common stock of Compass, Inc. which the undersigned is entitled to vote at the virtual Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 2, 2022 at 1:30 PM Eastern Time, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE NOMINEES NAMED IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3 AND “ONE YEAR” FOR PROPOSAL 4. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF. (Continued and to be marked, dated and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. If you plan to attend the Annual Meeting, you must be a holder of shares of common stock of Compass, Inc. as of the record date of April 5, 2022 and you must register at www.viewproxy.com/Compass/2022 by 11:59 p.m. Eastern Time on May 30, 2022. You will need to enter your name, phone number and email address, and provide a copy of the legal proxy which may be uploaded to the registration website or sent via email to VirtualMeeting@ viewproxy.com as part of the registration following which, you will receive an email confirming your registration and including your virtual control number as well as the password to attend the Annual Meeting. Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting, but you will be unable to vote your shares electronically at the Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to be held June 2, 2022 The Proxy Statement and our 2021 Annual Report to Stockholders are available at: http://www.viewproxy.com/Compass/2022

Please mark your votes like this in blue or black ink The Board of Directors recommends you vote FOR each of the nominees named in Proposal 1, FOR Proposals 2 and 3, and ONE YEAR for Proposal 4. Proposal 1 – Election of Class I Directors Proposal 3 – Advisory Vote to Approve 2021 Named Executive Officer Nominees: 1a. Robert Reffkin 1b. Frank Martell FOR AGAINST ABSTAIN Compensation ("Say-On-Pay Vote"). FOR AGAINST ABSTAIN Proposal 4 – Advisory Vote to Approve the Frequency of Future Say- Proposal 2 – Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Public Accounting Firm for 2022. FOR AGAINST ABSTAIN On-Pay Votes. ONE YEAR TWO YEARS THREE YEARS ABSTAIN To transact other business as may properly come before the meeting or any adjournment or postponement thereof. Date Signature Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) Please indicate if you plan to attend this meeting Signature (Joint Owners) Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a stockholder of Compass, Inc. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on June 1, 2022. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.AALVote.com/COMP Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.